Exhibit 10.38

PharmAthene, Inc.

Confidential Materials Omitted and Submitted Separately to the

Securities and Exchange Commission

Confidential Portions denoted by [***]

Document
Control #A00821

OMB Approval 2700-0042

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 350)					RATING N/A	PAGE OF PAGES
								1	59

2 CONTRACT (Proc Inst Ident) NO HHSN272200800049C		3. EFFECTIVE DATE September 25, 2008				4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 751380

5 ISSUED BY CODE				6. ADMINISTERED BY (If other than Item 6)			CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions 6700-B Rockledge Drive, Room 3214, MSC 7612 Bethesda, Maryland 20892-7612				MIDRCB-B BAA-NIH-BARDA-NIAID-DMID-AI2007007 NIAID Reference No. N01-AI-80049

7 NAME AND ADDRESS OF CONTRACTOR (No street, county, state and ZIP Code) PharmAthene, Inc. VIN: 1123607 One Park Place, Suite 450 Annapolis, MD 21401							8. DELIVERY
9. DISCOUNT FOR PROMPT PAYMENT N/A
							10. SUBMIT INVOICES		ITEM

CODE			FACILITY CODE				ADDRESS SHOWN IN:		Art. G.3.

11. SHIP TO/MARK FOR		CODE	N/A	12. PAYMENT WILL BE MADE BY			CODE		N/A

Article F.2.				See Article G.3.

13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:				14. ACCOUNTING AND APPROPRIATION DATA TIN: 04-3560100 SOCC 25.55 CAN: 8-8470038 Amount: $10,000,000
☐ 10 U.S.C. 2304(c)( )		☐ 41 U.S.C. 253(c)( )

15A ITEM NO.		15B. SUPPLIES/SERVICES		15C. QUANTITY		15D. UNIT	15E. UNIT PRICE		15F. AMOUNT

Title: Biodefense Vaccine Enhancement - Development of a Third Generation rPA Anthrax Vaccine Period: September 25, 2008 - September 24, 2011 Contract Type: Cost-Plus-Fixed-Fee - Completion				Year 1 Year 2 Year 3		$4,572,783 $5,090,714 $3,544,751
			15G. TOTAL AMOUNT OF CONTRACT						$13,208,248

16. TABLE OF CONTENTS

(✓)	SEC	DESCRIPTION	PAGE(S)	(✓)	SEC			DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II – CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES			48
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	4	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	16	☒	J	LIST OF ATTACHMENTS			58
☒	D	PACKAGING AND MARKING	23	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	23	☒	K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS			59
☒	F	DELIVERIES OR PERFORMANCE	24
☒	G	CONTRACT ADMINISTRATION DATA	32	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	36	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  ☒  CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is
required to sign this document and return     2     copies to issuing office)
Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a)
this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein)

18.  ☐  AWARD (Contractor is not required to sign this document) Your
offer on Solicitation Number                                                                 .
including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and (b)
this award/contract.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)				20A. NAME OF CONTRACTING OFFICER
Joseph L. O’Connor Director of Contracts				Teresa A. Baughman Contracting Officer, OA, DEA, NIAID, NIH, DHHS

19B. NAME OF CONTRACTOR			19C. DATE SIGNED	20B. UNITED STATES OF AMERICA					20C. DATE SIGNED
	PharmAthene, Inc.		9/25/08						9/25/08
	/s/ Joseph L. O’Connor			By		/s/ Theresa A. Baughman
	(Signature of person authorized to sign)			(Signature of Contracting Office)

NSN 754001-152-8069 PREVIOUS EDITION UNUSABLE			26-107 Computer Generated			STANDARD FORM 26 (REV. 4-85) Prescribed by GSA FAR (48 CFR) 53 214(a)

Contract Number : HHSN272200800049C

Reference Number : N01-AI-80049

CONTRACT TABLE OF CONTENTS

PART I - THE SCHEDULE	4
SECTION A - SOLICITATION/CONTRACT FORM	4
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	4
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2. ESTIMATED COST AND FIXED FEE	4
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS	9
ARTICLE B.4. ADVANCE UNDERSTANDINGS	11

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	16
ARTICLE C.1. STATEMENT OF WORK	16
ARTICLE C.2. REPORTING REQUIREMENTS	16
ARTICLE C.3. INVENTION REPORTING REQUIREMENT	22

SECTION D - PACKAGING, MARKING AND SHIPPING	23
SECTION E - INSPECTION AND ACCEPTANCE	23

SECTION F - DELIVERIES OR PERFORMANCE	24
ARTICLE F.1. PERIOD OF PERFORMANCE	24
ARTICLE F.2. DELIVERIES	24
ARTICLE F.3. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	31

SECTION G - CONTRACT ADMINISTRATION DATA	32
ARTICLE G.1. PROJECT OFFICER	32
ARTICLE G.2. KEY PERSONNEL, HHSAR 352.270-5 (January 2006)	32
ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT	33
ARTICLE G.4. INDIRECT COST RATES	34
ARTICLE G.5. GOVERNMENT PROPERTY	35
ARTICLE G.6. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	35

SECTION H - SPECIAL CONTRACT REQUIREMENTS	36
ARTICLE H.1. HUMAN SUBJECTS	36
ARTICLE H.2. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS	36
ARTICLE H.3. DATA AND SAFETY MONITORING IN CLINICAL TRIALS	36
ARTICLE H.4. REGISTRATION OF CLINICAL TRIALS IN THE GOVERNMENT DATABASE (ClinicalTrials.gov)	37
ARTICLE H.5. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	37
ARTICLE H.6. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES (Including Human Gene Transfer Research)	37
ARTICLE H.7. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	38
ARTICLE H.8. NEEDLE EXCHANGE	38
ARTICLE H.9. PRESS RELEASES	38
ARTICLE H.10. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC INFORMATION	38
ARTICLE H.11. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS	38
ARTICLE H.12. RESTRICTION ON ABORTIONS	38

ARTICLE H.13. SALARY RATE LIMITATION LEGISLATION PROVISIONS	38
ARTICLE H.14. PRIVACY ACT, HHSAR 352.270-11 (January 2006)	39
ARTICLE H.15. ANIMAL WELFARE	39
ARTICLE H.16. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES	40
ARTICLE H.17. OMB CLEARANCE or CLINICAL EXEMPTION	40
ARTICLE H.18. OPTION PROVISION	40
ARTICLE H.19. INFORMATION SECURITY	40
ARTICLE H.20. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY (January 2008)	43
ARTICLE H.21. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS	44
ARTICLE H.22. PUBLICATION AND PUBLICITY	45
ARTICLE H.23. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	45
ARTICLE H.24. OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES	45
ARTICLE H.25. SHARING RESEARCH DATA	46
ARTICLE H.26. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS	46
ARTICLE H.27. POSSESSION, USE OR TRANSFER OF A HIGHLY PATHOGENIC AGENT	47
ARTICLE H.28. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)	47
ARTICLE H.29. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES	47
ARTICLE H.30. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	47

PART II - CONTRACT CLAUSES	48
SECTION I - CONTRACT CLAUSES	48

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	58
SECTION J - LIST OF ATTACHMENTS	58

1. Statement of Work	58
2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4	58
3. Inclusion Enrollment Report	58
4. Annual Technical Progress Report Format for Each Study	58
5. Safety and Health	58
6. Procurement of Certain Equipment	58
7. Research Patient Care Costs	58
8. Disclosure of Lobbying Activities, SF-LLL	58
9. Commitment To Protect Non-Public Information	58
10. Roster of Employees Requiring Suitability Investigations	58
11. Employee Separation Checklist	58

PART IV - REPRESENTATIONS AND INSTRUCTIONS	59
SECTION K - REPRESENTATIONS AND CERTIFICATIONS	59
1. Annual Representations and Certifications	59
2. Representations and Certifications	59
3. Human Subjects Assurance Identification Number	59
4. Animal Welfare Assurance Number	59

PART I - THE SCHEDULE

SECTION A - SOLICITATION/CONTRACT FORM

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1.  BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

This contract will support the development of an anthrax vaccine containing rPA and CpG immunostimulant.  The work will demonstrate the following:  stability of the candidate vaccine and diluent at 35 degrees C over the duration of the base period; safety prior to human use through acute dose and repeat dose toxicology testing in two (2) animal species; improved vaccine efficacy over existing vaccines through non-clinical aerosol challenge studies in the pre-existing rabbit and macaque models, plus supporting studies in the mouse models; and safety and immunogenicity of the vaccine in humans through a Phase I dose escalation clinical trial.  The option exists for the scale-up and validation at 200,000 doses/lot, along with a Phase II clinical trial.

ARTICLE B.2.  ESTIMATED COST AND FIXED FEE

a.               The estimated cost of the Base Period of this contract is $ [* * *]

b.              The fixed fee for the Base Period of this contract is $ [* * *] Payment shall be subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE I.1. of this contract.  Payment of fixed fee shall not be made in less than monthly increments.

c.               The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee for the Base Period is $13,208,248.

d.              If the Government exercises its option(s) pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated contract amount represented by the sum of the estimated cost plus the fixed fee will be increased as follows:

	Estimated Cost ($)	Fixed Fee ($)	Estimated Cost Plus Fixed Fee ($)
Base Period - Process Devel. & Feasibility	[* * *]	[* * *]	$13,208,248
Option 1 - Base Extension - Non-Clinical Development	[* * *]	[* * *]	[* * *]
Option 2 - Base Extension - Phase I Clinical Trial	[* * *]	[* * *]	[* * *]
Option 3 - Scale-Up and Validation	[* * *]	[* * *]	[* * *]
Option 4 - Phase II Clinical Trial	[* * *]	[* * *]	[* * *]
Total Base Period and Options	[* * *]	[* * *]	$83,891,328

e.               Fee Payment Schedule Based on Contract Milestones

The Contractor shall complete all work in accordance with the Statement of Work and the contract milestones set forth below.  The distribution of the fixed fee shall be paid in installments based on the Project Officer’s written certification regarding the completion of these milestones as follows:

Milestones

MILESTONE	MILESTONE DESCRIPTION	TASK: COMPLETION OF ACTIVITY	ESTIMATED COMPLETION DATE	FIXED FEE ($)
BASE PERIOD - Process Development and Feasibility

1	PROCESS DEVELOPMENT AND MANUFACTURING	[* * *]	Mar 2011	[* * *]

2	ASSAYS	[* * *]	Aug 2011	[* * *]

3	STABILITY	[* * *]	July 2011	[* * *]

4	PRECLINICAL TOXICOLOGY	[* * *]	Mar 2011	[* * *]

5	NON CLINICAL - MODEL FEASIBILITY STUDIES (Dstl)	[* * *]	Nov 2010	[* * *]

10	REGULATORY	[* * *]	May 2011	[* * *]

11	DELIVERY OF VACCINE TO NIAID	[* * *]	Apr 2011	[* * *]

TOTAL BASE PERIOD				[* * *]

OPTION 1 - Non-Clinical Development

6	NON CLINICAL - RABBIT GUP	[* * *]	To Be Determined (TBD)	[* * *]

7	NON CLINICAL NHP GUP	[* * *]	TBD	[* * *]

8	PASSIVE TRANSFER	[* * *]	TBD	[* * *]

TOTAL - OPTION 1				[* * *]

OPTION - Phase I Clinical Trial

9	CLINICAL TRIAL (PHASE 1) DOSE ESCALATION	[* * *]	TBD	[* * *]

TOTAL - OPTION 2				[* * *]

OPTION 3 - Scale-Up and Validation

12	DELIVERY OF PROCESS DEVELOPMENT PLAN FOR SCALE - UP	[* * *]	TBD	[* * *]

13	FDP DEMONSTRATION AND VERIFICATION	[* * *]	TBD	[* * *]

14	TECHNOLOGY TRANSFER OF DILUENT PROCESS TO CMO	[* * *]	TBD	[* * *]

15	OPTION 1b FDP PROCESS VALIDATION	[* * *]	TBD	[* * *]

16	OPTION 1c CONSISTENCY CAMPAIGN	[* * *]	TBD	[* * *]

17	OPTION 1b DILUENT CONSISTENCY	[* * *]	TBD	[* * *]

18	DRUG PRODUCT - ANALYTICAL METHOD VALIDATION AT CRO	[* * *]	TBD	[* * *]

19	DILUENT ASSAYS - TECHNOLOGY TRANSFER AND ASSAY VALIDATION	[* * *]	TBD	[* * *]

20	IMMUNOPOTENCY ASSAY DEVELOPMENT	[* * *]	TBD	[* * *]

OPTION 3 - Scale-Up and Validation

21	STABILITY OF FDP	[* * *]	TBD	[* * *]

22	STABILITY OF DILUENT	[* * *]	TBD	[* * *]

TOTAL OPTION 3				[* * *]

OPTION 4 - Phase II Clinical Trial

23	cGMP MANUFACTURE OF FDP CLINICAL BATCHES	[* * *]	TBD	[* * *]

24	STABILITY OF CLINICAL LOTS	[* * *]	TBD	[* * *]

25	PHASE II CLINICAL TRIAL	[* * *]	TBD	[* * *]

26	RABBIT PASSIVE TRANSFER USING HUMAN PHASE I & PHASE II SERA	[* * *]	TBD	[* * *]

TOTAL OPTION 4				[* * *]

f.                 Total funds currently available for payment and allotted to this contract are $10,000,000 of which [* * *] represents the estimated costs, and of which [* * *] represents the fixed fee.  For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE I.2.  Authorized Substitutions of Clauses.

g.              It is estimated that the amount currently allotted will cover performance of the contract through September 24, 2010.

h.              The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3.  PROVISIONS APPLICABLE TO DIRECT COSTS

a.               Items Unallowable Unless Otherwise Provided

Notwithstanding the clauses, ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.               Acquisition, by purchase or lease, of any interest in real property;

2.               Special rearrangement or alteration of facilities;

3.               Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value.  (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

4.               Travel to attend general scientific meetings; see subparagraph b. below

5.               Foreign travel - See subparagraph b. below;

6.               Consultant costs;

7.               Subcontracts;

8.               Patient care costs;

9.               Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), regardless of acquisition value.

10.         Light Refreshment and Meal Expenditures

Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Project Officer, with a copy to the Contracting Officer, at least six (6) weeks in advance of the event.  The request shall contain the following information:  (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshment and/or meal costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held somewhere other than a government facility, provide an explanation of why the event is not being held at a government facility.

Refer to NIH Manual Chapter 1160-1, Entertainment, for more information on NIH’s policy on the use of appropriated funds for light refreshments and meals.

b.              Travel Costs

1.               Domestic Travel

a.               Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the following amounts for the base period and any option (if exercised) without the prior written approval of the Contracting Officer:

•                  Base Period:  [ * * *]

•                  Option 1:  [* * *]

•                  Option 2:  [* * *]

•                  Option 3:  [* * *]

•                  Option 4:  [* * *]

b.              The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

2.               Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following:  (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

ARTICLE B.4.  ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items, for the base period and any option (if exercised), within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.               Subcontracts

[* * *]

To negotiate a subcontract with [* * *] for [* * *] an amount not to exceed as follows:

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

•                  [* * *]

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

•                  [* * *]

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

[* * *]

To negotiate a subcontract with [* * *] for [* * *] for an amount not to exceed as follows:

•                  [* * *]

•                  [* * *]

Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts.  After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

b.              Consultants [* * *]

[* * *]

c.               Confidential Treatment of Sensitive Information

The Government has determined that the information that the Contractor will generate, have access to, or be furnished by the Government during the performance of the contract is of a sensitive nature.  The Contractor shall guarantee strict confidentiality of this information.

Disclosure of the information, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer.  Whenever the Contractor is uncertain with regard to the proper handling of information under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

d.              Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the two contract numbers that appear on the face page of the contract as follows:

Contract No. HHSN272200800049C

NIAID Reference No. N01-AI-80049

e.               Advance Copies of Press Releases

The Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases.  In accordance with NIH Manual Chapter 1754, misrepresenting contract results or releasing information that is injurious to the integrity of NIH may be construed as improper conduct.  The complete text of NIH Manual Chapter 1754 can be found at:  http://www1.od.nih.gov/oma/manualchapters/management/1754/

Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications.  The Contractor shall ensure that the Project Officer has received an advance copy of any press release related to this contract not less than seven (7) calendar days prior to the issuance of the press release.

f.                 Indirect Costs

[* * *]

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1.  STATEMENT OF WORK

a.               Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated September 25, 2008, set forth in SECTION J-List of Attachments, attached hereto and made a part of this contract.

b.              Privacy Act System of Records Number 09-25-0200 is applicable to this contract and shall be used in any design, development, or operation work to be performed under the resultant contract.  Disposition of records shall be in accordance with SECTION C of the contract, and by direction of the Project Officer(s).

ARTICLE C.2.  REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format.  In addition, one (1) hardcopy of each report shall be submitted to the Project Officer and the Contracting Officer, unless otherwise specified.  The reports included in this Article are applicable to the base period and any option (if exercised).

a.               Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports during the period of performance of this contract:

[Note:  Beginning May 25, 2008, the Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NIH funded research.]

The Contractor shall submit to the Contracting Officer and to the Project Officer technical progress reports covering the work accomplished during each reporting period.  These reports are subject to technical inspection and requests for clarification by the Project Officer.  These reports shall be brief and factual and prepared in accordance with the format described below.

Format of Cover Page:  All reports shall include a cover page prepared in accordance with the following format:

•                  Contract Number and Project Title

•                  Title of Report

•                  Period of Performance Being Reported

•                  Contractor’s Name and Address

•                  Author(s)

•                  Date of Submission

•                  Delivery Address

1.               Monthly Progress Report

The Monthly Progress Report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period.  The first reporting period consists of the first full month of performance plus any fractional part of the initial month.  Thereafter, the reporting period shall consist of each calendar month.  A Monthly Progress Report shall not be required when an Annual Progress Report or the Final Report is due.

Section A - An introduction covering the purpose and scope of the contract effort.

Section B - The Monthly Progress Report shall describe the results of work performed during the reporting period for each milestone and key objective in the approved Product Development Plan.  For each milestone, include a summary of accomplishments in sufficient detail to explain comprehensively the results achieved, and a summary of any technical issues/problems encountered during the reporting period.  The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved, preliminary conclusions resulting from analysis, and scientific evaluation of data accumulated to date under the project for each milestone.  The current status of each milestone and sub-task shall be displayed on an updated Gantt chart as a component of the Monthly Progress Report.  In addition, requests and approvals to conduct human trials, and Inclusion Enrollment Report forms, when appropriate, shall be included.  Preprints and reprints of papers, abstracts, and slides used in oral presentations shall also be submitted with the Monthly Progress Report.

Section C - Substantive performance:  Describe current technical or substantive performance, any problems encountered, and corrective actions taken or proposed.  Explain any differences between planned progress and actual progress, reasons for differences that have occurred, and corrective actions taken or proposed.  Provide a summary of work proposed for the next year period.  Submit copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period.  Include a summary of any inventions developed during the course of the contract.  If applicable, advise the NIAID of other government-funded activities beyond the Contractor’s control that could adversely impact performance.

Section D - Estimated and actual total costs incurred shall be provided for each milestone and task performed during the reporting period.  Costs shall be reported by a breakdown of Direct Labor, Direct Materials, Subcontracts, Consultants, Travel, etc.

2.               Annual Progress Report

The Annual Progress Report shall include a summation of the results of the entire contract work for the period covered.  The Annual Progress Report is due after each anniversary date of the contract.  An Annual Progress Report will not be required for the period when the Final Report is due.

Section A - An introduction covering the purpose and scope of the contract effort.

Section B - Describe the results of work accomplished during the reporting period in relation to the approved Product Development Plan and each key objective and milestone.  For each milestone, include a summary of accomplishments in sufficient detail to explain comprehensively the results achieved, and a summary of technical issues/problems encountered for the reporting period.  The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved, preliminary conclusions resulting from analysis, and scientific evaluation of data accumulated to date under the project for each milestone.  The current status of each milestone and sub-task shall be displayed on an updated Gantt chart as a component of the Annual Progress Report.  In addition, requests and approvals to conduct human trials, and Inclusion Enrollment Report forms, when appropriate, shall be included.

Section C - Substantive performance:  Describe current technical or substantive performance, any problems encountered, and corrective actions taken or proposed.  Explain any differences between planned progress and actual progress, reasons for differences that have occurred, and corrective actions taken or proposed.  Provide a summary of work proposed for the next year period.  Submit copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period.  Include a summary of any inventions developed during the course of the contract.

Section D - Estimated and actual total costs incurred shall be provided for each milestone and task performed during the reporting period.  Costs shall be reported by a breakdown of Direct Labor, Direct Materials, Subcontracts, Consultants, Travel, etc.

3.               Annual Technical Progress Report for Clinical Research Study Populations

The Contractor shall submit information about the inclusion of women and members of minority groups and their subpopulations for each study being performed under this contract.  The Contractor shall submit this information in the format indicated in the Attachment entitled, “Inclusion Enrollment Report,” which is set forth in SECTION J of this contract.  The Contractor also shall use this format, modified to indicate that it is a final report, for reporting purposes in the final report.  The Contractor shall submit the report in accordance with the DELIVERIES Article in SECTION F of this contract.

In addition, the NIH Policy and Guidelines on the Inclusion of Women and Minorities as Subjects in Clinical Research, Amended, October, 2001 applies.  If this contract is for Phase III clinical trials, see Il.B of these guidelines.  The Guidelines may be found at the following website:

http://grants.nih.gov/grants/funding/women_min/guidelines_amended_10_2001.htm

Include a description of the plans to conduct analyses, as appropriate, by sex/gender and/or racial/ ethnic groups in the clinical trial protocol as approved by the IRB, and provide a description of the progress in the conduct of these analyses, as appropriate, in the annual progress report and the final report.  If the analysis reveals no subset differences, a brief statement to that effect, indicating the subsets analyzed, will suffice.  The Government strongly encourages inclusion of the results of subset analysis in all publication submissions.  In the final report, the Contractor shall include all final analyses of the data on sex/gender and race/ethnicity.

4.               Draft Final Report

The Contractor shall provide the Project Officer with a copy of the Final Report in draft form ninety (90) calendar days prior to the completion date of the contract.  The Final Report shall contain an executive summary for activities performed under the contract.  The format described for the Monthly Progress Report shall be used for the Final Report.  The Project Officer will review the Draft Final Report and provide the Contractor with comments within fifteen (15) calendar days after receipt.  The Final Report shall be corrected by the Contractor, if necessary.

5.               Final Report

The Final Report shall include a summation of the work performed and results obtained for the entire contract period of performance.  This report shall be in sufficient detail to describe comprehensively the methods used and the results achieved, shall use the format for the Monthly Progress Report, and shall also contain an executive summary for activities performed under the contract.  Preprints and reprints not submitted previously shall be submitted as an appendix.  The Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of the contract.

6.               Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract.

7.               Report on Select Agents or Toxins and/or Highly Pathogenic Agents

For work involving the possession, use, or transfer of a Select Agent or Toxin and/or a Highly Pathogenic Agent, the following information shall also be included in each Annual Progress Report:

1.               Any changes in the use of the Select Agent or Toxin and/or a Highly Pathogenic Agent, that have resulted in a change in the required biocontainment level, and any resultant change in location, if applicable, as determined by the IBC or equivalent body or institutional biosafety official.

2.               If work with a new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent will be conducted in the upcoming reporting period, provide:

a.               A list of each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent that will be studied;

b.              A description of the work that will be done with each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent;

c.               The title and location for each biocontainment resource/facility, including the name of the organization that operates the facility, and the biocontainment level at which the work will be conducted, with documentation of approval by your IBC or equivalent body or institutional biosafety official.  It must be noted if the work is being done in a new location.

If the IBC or equivalent body or institutional biosafety official has determined, for example, by conducting a risk assessment, that the work that has been performed or is planned to be performed under this contract may be conducted at a biocontainment safety level that is lower than BSL3, a statement to that affect shall be included in each Annual Progress Report.

If no work involving a Select Agent or Toxin and/or a Highly Pathogenic Agent has been performed or is planned to be performed under this contract, a statement to that affect shall be included in each Annual Progress Report.

b.              Other Reports/Deliverables

In addition to the above reports, the following are considered other reports and deliverables under this contract and are identified in the Statement of Work.  A listing is included in the DELIVERIES Article in SECTION F.

1.               Product Development Plan

Within thirty (30) calendar days after the effective date of the contract and prior to initiation of product development activities, the Contractor shall submit to the Project Officer and Contracting Officer an updated Product Development Plan to accomplish the product development activities detailed in the negotiated Statement of Work for the base period of performance, plus Options 1 and 2 (if exercised).  This Plan shall be updated following any milestone change or deviation.

Within sixty (60) calendar days after the exercise of Option 3, the Contractor shall submit to the Project Officer and Contracting Officer an updated Option 3 Product Development Plan to accomplish the product development activities detailed in the negotiated Statement of Work for Option 3.  This Plan shall be updated following any milestone change or deviation during this Option.

Within sixty (60) calendar days after the exercise of Option 4, the Contractor shall submit to the Project Officer and Contracting Officer an updated Option 4 Product Development Plan to accomplish the product development activities detailed in the negotiated Statement of Work for Option 4.  This Plan shall be updated following any milestone change or deviation during this Option.

The Product Development Plan shall include:

a) clearly defined goals for each proposed stage of product development where “Go/No Go” decision points have been identified;

b) quantitative and qualitative criteria for assessing the scientific merit and feasibility of moving to the next stage of product development;

c) a detailed Gantt chart with a timeline with subtask, predecessor and successor logic for each milestone covering the initiation, conduct and completion of product development tasks; and

d) a task linked budget listing a breakdown of total costs linked to each milestone, task and subtask.

2.               Implementation Plan

Within thirty (30) calendar days after the effective date of the contract and prior to initiation of product development activities the Contractor shall submit to the Project Officer and Contracting Officer an updated Implementation Plan to accomplish the product development activities detailed in the negotiated Statement of Work for the base period of performance, plus Options 1 and 2 (if exercised).  This Plan shall be updated following any milestone change or deviation.

Within sixty (60) calendar days after the exercise of Option 3, the Contractor shall submit to the Project Officer and Contracting Officer an Option 3 updated Implementation Plan to accomplish the product development activities detailed in the negotiated Statement of Work for Option 3.  This Plan shall be updated following any milestone change or deviation during this Option.

Within sixty (60) calendar days after the exercise of Option 4, the Contractor shall submit to the Project Officer and Contracting Officer an Option 4 updated Implementation Plan to accomplish the product development activities detailed in the negotiated Statement of Work for Option 4.  This Plan shall be updated following any milestone change or deviation during this Option.

The Implementation Plan shall contain a detailed discussion of the proposed technical approach for each activity to be performed to achieve project objectives in sufficient detail to explain and justify fully the scientific/technical rationale for the proposed approaches and/or methodologies and reflecting a clear understanding of the scope and nature of the work to be carried out.

3.               Product Development Reports

The Contractor shall provide all Product Development Reports that document compliance with the requirements of cGMP and product characterization and release testing in compliance with GLP, including Shipping Validation Reports and Chemistry, Manufacturing and Controls (CMC) information, and all raw data and statistical analyses to the Project Officer and the NIAID Regulatory Affairs designee.

4.               Non-Clinical Study Protocols and Reports

The Contractor shall provide to the Project Officer and to the NIAID Regulatory Affairs designee Draft and Final Non-Clinical Study Protocols and Reports, including associated Standard Operating Procedures (SOPs) and procedures necessary to support the development and submission of IND applications to the FDA.

5.               Contract Initiation Meeting, Annual Contract Review Meetings, and Additional Contract Meetings Reports

Reports of the Contract Initiation Meeting, the Annual Contract Review Meetings, and the Additional Contract Meetings shall be prepared and submitted by the Contractor to the Project Officer and Contracting Officer within twenty-one (21) calendar days following each meeting.  These reports shall include a list of attendees, summaries of discussions, and copies of all meeting materials.

6.               Publications and Presentation Materials

The Contractor shall provide manuscripts, scientific meeting abstracts, and oral presentations containing data generated under this contract to the Project Officer for review prior to submission for publication or public presentation.

a) Manuscripts shall be submitted no less than thirty (30) calendar days in advance of submission.

b) Abstracts and oral presentations shall be submitted no less than ten (10) calendar days in advance of presentation.

7.               Serious Adverse Events Reports

The Contractor shall submit Serious Adverse Events (SAE) Reports to the Project Officer and to the NIAID Regulatory Affairs designee according to the NIAID Clinical Terms of Award (http://www.niaidnih.gov/ncn/pdf/clinterm.pdf).

8.               Clinical Trial Monitoring Plan and Clinical Trial Protocols

The NIAID has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in NIAID-funded clinical trials.  Therefore, as described in the NIAID Clinical Terms of Award (http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf), the Contractor shall develop a protocol for each clinical trial and submit all protocols and protocol amendments for approval by the Project Officer.  Protocols must be submitted using the approved DMID template and include a sample Informed Consent and Clinical Trials Monitoring Plan.  The DMID templates and other important information regarding performing human subjects research are available at http://www3.niaid.nih.gov/research/resources/DMIDCIinRsrch//.

9.               FDA Correspondence and Meeting Summaries

The Project Officer and Project Officer’s designees shall be granted permission by the Contractor to be an observer at all FDA meetings and teleconferences related to any activities being performed as part of this contract, including work performed by subcontractors and collaborators.  The Contractor shall provide copies of all correspondence relating to this contract sent to and received from the FDA and shall provide minutes of meetings held with the FDA within five (5) calendar days after the meeting date to the Project Officer and the NIAID Regulatory Affairs designee.

10.         Final Clinical Study Report

The Final Clinical Study Report shall follow the ICH guidelines on Structure and Content of Clinical Study Reports E3 (http://www.pharmacontract.ch/support/su_ich_Iiste.htm).  Final Clinical Study Reports shall be provided within thirty (30) calendar days after the completion of the analysis of all clinical trial data to the Project Officer and the NIAID Regulatory Affairs designee.

ARTICLE C.3.  INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to:

Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040-A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone:  301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the completion date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The first annual utilization report shall be due on or before due on or before the 30th of the month following each anniversary date of the contract. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted on the completion date of the contract. All reports shall be sent to the following address:

Contracting Officer
MID Research Contract Branch-B
Office of Acquisitions, DEA, NIAID, NIH
6700-B Rockledge Drive, Room 3214, MSC 7612
Bethesda, MD 20892-7612

Direct Phone Number:  301-451-3690
Office Phone Number:  301-496-0612
Fax Number:  301-402-0972

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

SECTION E - INSPECTION AND ACCEPTANCE

a.              The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.             For the purpose of this SECTION, the Project Officer identified in ARTICLE G.1. is the authorized representative of the Contracting Officer.

c.              Inspection and acceptance will be performed at:

National Institutes of Health
National Institute of Allergy and Infectious Diseases
Division of Microbiology and Infectious Diseases
6610 Rockledge Drive
Bethesda, MD 20892

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.             This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-8, Inspection of Research and Development - Cost-Reimbursement (May 2001).

SECTION F  DELIVERIES OR PERFORMANCE

ARTICLE F.1.  PERIOD OF PERFORMANCE

a.              The period of performance of this contract shall be from September 25, 2008 through September 24, 2011.

b.             If the Government exercises its option(s) pursuant to the OPTION PROVISION Article in Section H of this contract, the period of performance will be increased as listed below:

Option	Option Period
1 - Base Extension - Non- Clinical Development	Two (2) years beginning with the effective date of the exercise of Option 1.
2 - Base Extension - Phase I Clinical Trial	Two (2) years beginning with the effective date of the exercise of Option 2.
3 - Scale-Up and Validation	Five (5) years beginning with the effective date of the exercise of Option 3.
4 - Phase II Clinical Trial	Three (3) years beginning with the effective date of the exercise of Option 3.

ARTICLE F.2.  DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the dates specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

a.               Reports and Deliverables

Item	Report/Deliverable	Delivery Schedule
1.	Monthly Progress Report

The first report is due on or before November 15, 2008. Thereafter, each report is due on or before the 15th of the month following each reporting period. Monthly Progress Reports are not required when an Annual Progress Report or Final Report is due.

2.	Annual Progress Report

The first report is due on or before October 30, 2009. Thereafter, each report is due on/before the 30th of the month following each anniversary date of the contract. An Annual Progress Report is not due when a Final Report is due.

3.	Annual Technical Progress Report for Clinical Research Study Populations (Options 2 and 4)

The first report is due the 30th of the month following the date
Option 2 is exercised. Thereafter, each report is due on or before the 30th of the month following each anniversary date in
Options 2 and 4.

4.	Draft Final Report	Due 90 calendar days prior to the completion date of the contract.
5.	Final Report and Summary of Salient Results	Due on or before the completion date of the contract
6.	Contract Initiation Meeting, Annual Contract Review Meetings, and Additional Contract Meetings Reports	Due within 21 calendar days following each meeting.

Item	Report/Deliverable	Delivery Schedule
7.	Publications and Presentation Materials	Manuscripts are due 30 calendar days in advance of submission. Abstracts and oral presentations are due 10 calendar days in advance of presentation.
8.	Product Development Plans

Initial Updated Plan is due October 25, 2008 and following any milestone change or deviation.

Option 3 Updated Plan is due 60 calendar days after the exercise of Option 3 and following any milestone change or deviation.

Option 4 Updated Plan is due 60 calendar days after the exercise of Option 4 and following any milestone change or deviation.

9.	Implementation Plans

Initial Updated Plan is due October 25, 2008 and following any milestone change or deviation.

Option 3 Updated Plan is due 60 calendar days after the exercise of Option 3 and following any milestone change or deviation.

Option 4 Updated Plan is due 60 calendar days after the exercise of Option 4 and following any milestone change or deviation.

10.	Product Development Reports including: Shipping Validation Reports; Chemistry, Manufacturing and Controls (CMC) Information; All raw data and statistical analyses	To be negotiated.
11.	Draft Non-Clinical Study Protocols and Reports	To be negotiated.
12.	Final Non-Clinical Study Protocols and Reports	To be negotiated.
13.	Standard Operating Procedures (SOPs)	To be negotiated.
14.	Serious Adverse Events (SAE) Reports (Options 2 and 4 only)	In accordance with NIAID Clinical Terms of Award.
15.	Sample Informed Consent and Clinical Trial Monitoring Plan (Options 2 and 4 only)	In accordance with NIAID Clinical Terms of Award.
16.	Final Clinical Study Report (Options 2 and 4 only)	Due 30 calendar days after the completion of the analysis of all clinical trial data.
17.	Food and Drug Administration (FDA) Correspondence and Meeting Summaries	Due five (5) calendar days after the meeting is held or correspondence is sent.
18.	Process Development Final Report (SOW, Base Period, Milestone 1.a.)	Prior to technical transfer and scale up of process.
19.	Technical Transfer Audit Report and Quality Agreement Statement of Work (SOW, Base Period. Milestone 1.b.)	Prior to placing orders with CMO.
20.	Technical Transfer Completion Reports, including Analytical Qualification Reports (SOW, Base Period, Milestone 1.b.)	Prior to GMP manufacture.

Item	Report/Deliverable	Delivery Schedule
21.	Master Batch Records (MBRs) (SOW, Base Period, Milestone 1.c.)	Prior to production of the demonstration batches.
22.	Executed Batch Manufacturing Records (BMRs) and Certificate of Analysis (SOW, Base Period, Milestone 1.f.)	Within five (5) months after manufacture.
23.	Qualification of Process Assays Reports (SOW, Base Period, Milestone 2.a.)	Within 14 months after the effective date of the contract.
24.	Qualification of Product Assays Reports (SOW, Base Period, Milestone 2.b.)	Within 14 months after the effective date of the contract.
25.	Qualification of Stability Indicating Assays Reports (SOW, Base Period, Milestone 2.c.)	Within 14 months after the effective date of the contract.
26.	Qualification of Immuno-Potency Assay Reports (SOW, Base Period, Milestone 2.d.)	Within 24 months after the effective date of the contract.
27.	Stability Trials Audit Report and Quality Agreement (SOW, Base Period, Milestone 3.0.)	Prior to placing orders with the Clinical Research Organization (CRO)
28.	cGMP Stability Protocols (SOW, Base Period, Milestone 3.0.)	One (1) month prior to the initiation of the stability study.
29.	Stability Study Report (SOW, Base Period, Milestone 3.0.)	Within 30 calendar days after completion of the study.
30.	Draft Safety and Toxicity Protocol(s) (SOW, Base Period, Milestone 4.a.)	To be negotiated.
31.	CRO Audit Report and Quality Agreement (SOW, Base Period, Milestone 4.a.)	To be negotiated.
32.	Acute Dose Safety and Toxicity Studies Reports (SOW, Base Period, Milestone 4.b.)	To be negotiated.
33.	Repeat Dose Safety and Toxicity Studies Reports (SOW, Base Period, Milestone 4.c.)	To be negotiated.
34.	Safety Pharmacology Study (SOW, Base Period, Milestone 4.d.)	To be negotiated.
35.	Final Documentation of FDA Concurrence (SOW, Base Period, Milestone 4.e.)	To be negotiated.
36.

A Draft Protocol, Animal Studies Group (ASG) Minutes and Concurrence for the each of the following mouse model studies (SOW, Base Period, Milestone 5.a.) :

Excipient Effects;

Immunogencity;

Dose Ranging; and,

Adjuvant Requirements.

To be negotiated.
37.	Final Reports for the each of the following mouse model studies (SOW, Base Period, Milestone 5.b.) : Excipient Effects; Immunogencity; Dose Ranging: and, Adjuvant Requirements	To be negotiated.

Item	Report/Deliverable	Delivery Schedule
38.	Non Clinical Study Rabbit Model Audit Report and Quality Agreement (SOW, Option 1 , Milestone 6.a.)	Prior to placing orders with the CRO.
39.	Non Clinical Study Rabbit Model Protocol (SOW, Option 1, Milestone 6.a.)	To be negotiated.
40.	Rabbit Model Immune Response Interim Report (SOW, Option 1, Milestone 6.c.)	To be negotiated.
41.	Rabbit Model Immune Response Final Report (SOW, Option 1, Milestone 6.c.)	To be negotiated.
42.	Animal Dose Ranging Challenge Study Interim Report (SOW, Option 1, Milestone 6.e.)	To be negotiated.
43.	Animal Dose Ranging Challenge Study Interim Report (SOW, Option 1, Milestone 6.e.)	To be negotiated.
44.	Non Clinical Study Non-Human Primate Model Audit Report and Quality Agreement (SOW, Option 1, Milestone 7.a.)	Prior to placing orders with the CRO.
45.	Non Clinical Study Non-Human Primate Model Protocol (SOW, Option 1, Milestone 7.a.)	To be negotiated.
46.	Non-Human Primate Model Dose Ranging Challenge Study Interim Report (SOW, Option 1, Milestone 7.c.)	To be negotiated.
47.	Non-Human Primate Model Dose Ranging Challenge Study Final Report (SOW, Option 1, Milestone 7.c.)	To be negotiated.
48.	Passive Transfer Audit Report and Quality Agreement (SOW, Option 1, Milestone 8.a.)	Prior to placing orders with the CRO.
49.	Passive Transfer Protocol (SOW, Option 1, Milestone 8.a.)	To be negotiated.
50.	Passive Transfer Final Report (SOW, Option 1, Milestone 8.c.)	To be negotiated.
51.	Phase I Clinical Trial Audit Report and Quality Agreement (SOW, Option 2, Milestone 9.a.)	Prior to placing orders with the CRO.
52.	Phase I Clinical Trial Documentation (including Protocol and Investigators Brochure) (SOW, Option 2, Milestone 9.b.)	To be negotiated.
53.	Documentation of Interactions with CBER and CBER Concurrence (SOW, Option 2, Milestone 9.c.)	To be negotiated.
54.	Phase I Clinical Trial Report (SOW, Option 2, Milestone 9.e.)	To be negotiated.
55.	2,000 Clinical Doses of cGMP Vaccine and Associated Certificate of Analysis (SOW, Option 2, Milestone 11.a.)	To be negotiated.
56.	2,000 Doses of cGMP Diluent and Associated Certificate of Analysis (SOW, Option 2, Milestone 11.a.)	To be negotiated.
57.	Final Approved Master Batch Records (MBRs) for Process Scale-Up of Final Drug Product (FDP)(SOW, Option 3, Milestone 13)	Prior to cGMP manufacture.
58.	Final Report of Process Scale-Up for FDP (SOW Option 3, Milestone 13)	To be negotiated.

Item	Report/Deliverable	Delivery Schedule
59.	Executed Batch Manufacturing Records (BMRs) and Certificate of Analysis for Process Scale-Up of FDP (SOW, Option 3, Milestone 13)	Within six (6) months after manufacture.
60.	Final Approved Master Batch Records (MBRs) for Scale-Up of Diluent (SOW, Option 3, Milestone 14)	Prior to cGMP manufacture.
61.	Executed Batch Manufacturing Records (BMRs) and Certificate of Analysis for Scale Up of Diluent (SOW, Option 3, Milestone 14)	Within six (6) months after manufacture.
62.	Validation Master Plan (VMP) for FDP and Diluent (SOW, Option 3, Milestone 15)	Within six (6) months after exercising Option 3.
63.	FDP Process Validation Protocol (SOW, Option 3, Milestone 15)	To be negotiated.
64.	Executed Batch Manufacturing Records (BMRs) and Certificate of Analysis for FDP Process Validation (SOW, Option 3, Milestone 15)	Within five (5) months after manufacture.
65.	FDP Consistency Protocol with Validation Data and VMP (SOW, Option 3, Milestone 16)	To be negotiated.
66.	Executed Batch Manufacturing Records (BMRs) and Certificate of Analysis for FDP Consistency (SOW, Option 3, Milestone 16)	To be negotiated.
67.	Diluent Process Validation/Consistency Report (SOW, Option 3, Milestone 17)	To be negotiated.
68.	Executed Batch Manufacturing Records (BMRs) and Certificate of Analysis for Diluent Process Validation/Consistency (SOW, Option 3, Milestone 17)	Within five (5) months after manufacture.
69.	200,000 Doses of cGMP FDP Vaccine and Associated Certificate of Analysis (SOW, Option 3, Milestone 16)	To be negotiated.
70.	200,000 Doses of cGMP FDP Diluent and Associated Certificate of Analysis (SOW, Option 3, Milestone 16)	To be negotiated.
71.	Validation Reports for Each In-Process and Release Assay for FDP (SOW, Option 3, Milestone 18)	To be negotiated.
72.	Validation Reports of the Stability of Non- Releasable Assays for FDP (SOW, Option 3, Milestone 18)	To be negotiated.
73.	Validation Reports for Each In-Process and Release Assay for Diluent (SOW, Option 3, Milestone 19)	To be negotiated.
74.	Validation Reports of the Stability of Non- Releasable Assays for Diluent (SOW, Option 3, Milestone 19)	To be negotiated.
75.	Validation Report of Immunopotency Assay (SOW, Option 3, Milestone 20)	To be negotiated.

Item	Report/Deliverable	Delivery Schedule
76.	Stability Study Reports for Testing of FDP Process Verification (SOW, Option 3, Milestone 21)	To be negotiated.
77.	Stability Study Reports for Testing of FDP Process Validation (SOW, Option 3, Milestone 21)	To be negotiated.
78.	Stability Study Report for Consistency Campaign for FDP (SOW, Option 3, Milestone 21)	To be negotiated.
79.	Stability Study Reports for Testing of Diluent GMP Lot (SOW, Option 3, Milestone 22)	To be negotiated.
80.	Stability Study Reports for Testing of Diluent Process Validation/Consistency (SOW, Option 3, Milestone 22)	To be negotiated.
81.	Executed Batch Manufacturing Records (BMRs) and Certificate of Analysis for Phase II Clinical Trial (SOW, Option 4, Milestone 23)	Within five (5) months after manufacture.
82.	Stability Study Reports for Clinical Batches (SOW, Option 4, Milestone 23)	To be negotiated.
83.	Phase II Clinical Trial Audit Report and Quality Agreement (SOW, Option 4, Milestone 25)	Prior to placing orders with the CRO.
84.	Phase II Clinical Trial Documentation (including Protocol and Investigators Brochure) (SOW, Option 4, Milestone 25)	To be negotiated.
85.	Documentation of Interactions with CBER and CBER Concurrence (SOW Option 4, Milestone 25)	To be negotiated.
86.	Phase II Clinical Trial Report (SOW, Option 4, Milestone 25)	To be negotiated.
87.	Passive Transfer Study Using Clinical Trial Material Documentation of Interaction with and Concurrence from the Animal Studies Group (SOW, Option 4, Milestone 26)	To be negotiated.
88.	Passive Transfer Study Using Clinical Trial Material Final Report (SOW, Option 4, Milestone 26)	To be negotiated.
89.	Human Subjects Annual IRB Report (Options 2 and 4)	Due annually during the Option periods.
90.	Annual Utilization Report	Due on or before the 30th of the month following each anniversary date of the contract.
91.	Final Invention Statement	Due on or before the completion date of the contract.

b.              Copies of reports shall be sent to the following addressees:

Recipient	Address	Item No.	Quantity and Format
Project Officer	[* * *]	[* * *]	1 hard copy, 1 electronic copy

Contracting Officer	[* * *]	[* * *]	1 original, 1 electronic copy

NIAID Regulatory Affairs designee	[* * *]	[* * *]	1 hard copy, 1 electronic copy

Designated DMID Repository	[* * *]	[* * *]	2,000 Clinical Doses of cGMP Vaccine and Associated Certificate of Analysis

Designated DMID Repository	[* * *]	[* * *]	2,000 Doses of cGMP Diluent and Associated Certificate of Analysis

Designated DMID Repository	[* * *]	[* * *]	200,000 Doses of cGMP FDP Vaccine and Associated Certificate of Analysis

Designated DMID Repository	[* * *]	[* * *]	200,000 Doses of cGMP FDP Diluent and Associated Certificate of Analysis

OPERA	[* * *]	[* * *]	1 hard copy

ARTICLE F.3.  CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address:  http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1.  PROJECT OFFICER

The following Project Officer will represent the Government for the purpose of this contract:

[* * *]

The Project Officer is responsible for:  (1) monitoring the Contractor’s technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the Statement of Work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to:  (1) direct or negotiate any changes in the Statement of Work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2.  KEY PERSONNEL, HHSAR 352.270-5 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

(End of Clause)

The following individual is considered to be essential to the work being performed hereunder:

Name	Title
[***]	Principal Investigator

ARTICLE G.3.  INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.              Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

1.              Invoices shall be submitted as identified below. Do not submit supporting documentation (e.g., receipts, time sheets, vendor invoices, etc.) with your invoice unless specified elsewhere in the contract or requested by the Contracting Officer.

a.              The original hard copy invoice shall be submitted to the following designated billing office:

National Institutes of Health
Office of Financial Management
Commercial Accounts
2115 East Jefferson Street, Room 4B-432, MSC 8500
Bethesda, MD 20892-8500

b.             The Contractor shall submit an electronic copy of the invoice to the Contracting Officer instead of a paper copy. The invoice shall be transmitted as an attachment via e-mail to the NIAID OA central invoice e-mail address listed below. The subject line of the e-mail must include the following information:  Name of Contractor, Contract Number, and Unique Invoice Number. Only one (1) invoice should be submitted per email. The invoice should be in Adobe PDF format, though a MS Word or MS Excel format will also be considered acceptable. [Note:  The original invoice must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice”.]
E-mail:  NIAIDOAlnvoices@niaid.nih.gov

2.              In addition to the requirements specified in FAR Subpart 32.905 for a proper invoice, the Contractor shall include the following information on the face page of all invoices:

a.              Name of the Office of Acquisitions. The Office of Acquisitions for this contract is NIAID.

b.             Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NIAIDOAInvoices.

c.              Federal Taxpayer Identification Number (TIN). If the Contractor does not have a valid TIN, it shall identify the Vendor Identification Number (VIN) on the invoice. The VIN is the number that appears after the Contractor’s name in Block 7 on the face page of the contract. If the Contractor has neither a TIN, DUNS, or VIN, they should contact the Contracting Officer.

d.             DUNS or DUNS+4 number. The DUNS number must identify the Contractor’s name and address exactly as stated in the contract and as registered in the Central Contractor Registration (CCR) database. If the Contractor does not have a valid DUNS number, it shall identify the VIN number on the invoice. If the Contractor has neither a TIN, DUNS, or VIN, they should contact the Contracting Officer.

e.              Invoice Matching Option. This contract requires a Two-Way match.

f.                Unique Invoice Number. Each invoice must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.

b.             Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) 496-6452.

c.              The Contractor shall provide a detailed breakdown on invoices of the following cost categories:

a.              Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

b.             Fringe Benefits - Cite rate and amount.

c.              Overhead - Cite rate and amount.

d.             Materials & Supplies - Include detailed breakdown when total amount is over $1,000.

e.              Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

f.                Consultant Fees - Identify individuals and amounts. Cite COA, if appropriate.

g.             Subcontracts - Attach subcontractor invoice(s).

h.             Equipment - Cite COA, if appropriate, and amount.

i.                 G&A - Cite rate and amount.

j.                 Total Cost

k.              Fixed Fee

l.                 Total Cost Plus Fixed Fee

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

Monthly invoices must also include a Summary page along with separate pages for costs billed per each Milestone.

ARTICLE G.4.  INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION I, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services
Office of Acquisition Management and Policy
National Institutes of Health
6100 Building, Room 6B05
6100 Executive Blvd., MSC-7540
Bethesda, MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5.  GOVERNMENT PROPERTY

a.               In addition to the requirements of the clause, GOVERNMENT PROPERTY, incorporated in SECTION I of this contract, the Contractor shall comply with the provisions of HHS Publication, “Contractor’s Guide for Control of Government Property,” which is incorporated into this contract by reference. This document can be accessed at:

http://www.hhs.gov/oamp/policies/contractors_guide_for_control_of_gov_property.pdf.

Among other issues, this publication provides a summary of the Contractor’s responsibilities regarding purchasing authorizations and inventory and reporting requirements under the contract. A copy of this publication is available upon request to the Contracts Property Administrator.

Requests for information regarding property under this contract should be directed to the following office:

Division of Personal Property Services, NIH
6011 Building, Suite 637
6011 Executive Boulevard MSC 7670
Bethesda, MD 20892-7670
(301) 496-6466

ARTICLE G.6.  POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.              Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluations shall be submitted as determined by the Project Officer and the Contracting Officer, but at least once during the life of the contract.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.             Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1.  HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Phase I has been approved by NIAID, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

The Contractor is required to submit the Form OMB No. 0990-0263 on an annual basis beginning with the effective date of the contract, or the exercise of Options, as applicable.

When research involving human subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the research.

ARTICLE H.2.  REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the Contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.

The information below is a summary of the NIH Policy Announcement:

The Contractor shall maintain the following information:  (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the Contractor shall provide the following written information to the Contracting Officer:  the title of the education program and a one sentence description of the program that has been completed by the replacement.

ARTICLE H.3.      DATA AND SAFETY MONITORING IN CLINICAL TRIALS

The Contractor is directed to the full text of the NIH Policy regarding Data and Safety Monitoring and Reporting of Adverse Events, which may be found at the following web sites:

http://grants.nih.gov/grants/guide/notice-files/not98-084.html
http://grants.nih.gov/grants/guide/notice-files/not99-107.html
http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-038.html

The Contractor must comply with the NIH Policy cited in these NIH Announcements and any other data and safety monitoring requirements found elsewhere in this contract.

Data and Safety Monitoring shall be performed in accordance with the approved Data and Safety Monitoring Plan.

The Data and Safety Monitoring Board shall be established and approved prior to beginning the conduct of the clinical trial.

ARTICLE H.4.  REGISTRATION OF CLINICAL TRIALS IN THE GOVERNMENT DATABASE (ClinicalTrials.gov)

Pursuant to Public Law 110-85, Food and Drug Administration Amendments Act of 2007, Title VIII-Clinical Trial Databases, the Contractor shall register the clinical trial(s) performed under this contract in the Government database, ClinicalTrials.gov ( http://www.ClinicalTrials.gov) by the later of December 27, 2007, or 21 days after the first patient is enrolled.

Additional information is available at:  http://prsinfo.clinicaltrials.gov .

ARTICLE H.5.  HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

ARTICLE H.6.  RESEARCH INVOLVING RECOMBINANT DNA MOLECULES (Including Human Gene Transfer Research)

All research involving Recombinant DNA Molecules shall be conducted in accordance with the NIH Guidelines for Research Involving Recombinant DNA Molecules ( http://www4.od.nih.gov/oba/rac/guidelines/guidelines.html) and the September 24, 2007 Notice, “Reminder of NIH Policy for Enhancing the Science, Safety, and Ethics of Recombinant DNA Research” (http://grants.nih.gov/grants/guide/notice-files/NOT-OD-07-096.html) (and any subsequent revisions to the Guide Notice) which stipulates biosafety and containment measures for recombinant DNA research and delineates critical, ethical principles and key safety reporting requirements for human gene transfer research (See Appendix M of the Guidelines). These guidelines apply to both basic and clinical research studies.

The Recombinant DNA Advisory Committee (RAC) is charged with the safety of manipulation of genetic material through the use of recombinant DNA techniques. Prior to beginning any clinical trials involving the transfer of recombinant DNA to humans, the trial must be registered with the RAC. If this contract involves new protocols that contain unique and/or novel issues, the RAC must discuss them in a public forum and then the Institutional Biosafety Committee (IBC), the Institutional Review Board (IRB), and the Project Officer and Contracting Officer must approve the protocol prior to the start of the research.

Failure to comply with these requirements may result in suspension, limitation, or termination of the contract for any work related to Recombinant DNA Research or a requirement for Contracting Officer prior approval of any or all

Recombinant DNA projects under this contract. This includes the requirements of the Standing Institutional Biosafety Committee (IBC) (See http://www4.od.nih.gov/oba/IBC/IBCindexpg.htm ).

As specified in Appendix M-1-C-4 of the NIH Guidelines, any serious adverse event must be reported immediately to the IRB, the IBC, the Office for Human Research Protections (if applicable), and the NIH Office for Biotechnology Activities (OBA), followed by the filing of a written report with each office/group and copies to the Project Officer and Contracting Officer. (http://www4.od.nih.gov/oba/rac/guidelines_02/Appendix_M.htm#_Toc7255836)

ARTICLE H.7.  CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.8.  NEEDLE EXCHANGE

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.9.  PRESS RELEASES

Pursuant to the current HHS annual appropriations act, the Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money:  (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

ARTICLE H.10.  DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC INFORMATION

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to disseminate scientific information that is deliberately false or misleading.

ARTICLE H.11.  RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to employ workers described in section 274A(h)(3) of the Immigration and Nationality Act, which reads as follows:

“(3) Definition of unauthorized alien. - As used in this section, the term ‘unauthorized alien’ means, with respect to the employment of an alien at a particular time, that the alien is not at that time either (A) an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

ARTICLE H.12.  RESTRICTION ON ABORTIONS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for any abortion.

ARTICLE H.13.  SALARY RATE LIMITATION LEGISLATION PROVISIONS

a.              Pursuant to the current HHS annual appropriations act, the Contractor shall not use NIH Fiscal Year funds to pay the direct salary of an individual through this contract at a rate in excess of Executive Level I. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.”  An individual’s direct salary (or institutional base salary) is the annual compensation that the Contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the Contractor. The annual salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future HHS appropriation acts.

b.             Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred. See the following Web site for Executive Schedule rates of pay:  http://www.opm.gov/oca/. (For current year rates, click on Salaries and Wages / Executive Schedule / Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages /cursor to bottom of page and select year/ Executive Schedule / Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

ARTICLE H.14.  PRIVACY ACT, HHSAR 352.270-11 (January 2006)

This contract requires the Contractor to perform one or more of the following:  (a) Design; (b) develop; or (c) operate a Federal agency system of records to accomplish an agency function in accordance with the Privacy Act of 1974 (Act) (5 U.S.C. 552a(m)(1)) and applicable agency regulations. The term “system of records” means a group of any records under the control of any agency from which information is retrieved by the name of the individual or by some identifying number, symbol, or other identifying particular assigned to the individual.

Violations of the Act by the Contractor and/or its employees may result in the imposition of criminal penalties (5 U.S.C. 552a(i)). The Contractor shall ensure that each of its employees knows the prescribed rules of conduct and that each employee is aware that he/she is subject to criminal penalties for violation of the Act to the same extent as HHS employees. These provisions also apply to all subcontracts awarded under this contract which require the design, development or operation of the designated system(s) of records (5 U.S.C. 552a(m)(1)).

The contract work statement:  (a) Identifies the system(s) of records and the design, development, or operation work to be performed by the Contractor; and (b) specifies the disposition to be made of such records upon completion of contract performance.

(End of clause)

45 CFR Part 5b contains additional information which includes the rules of conduct and other Privacy Act requirements and can be found at:  http://www.access.apo.gov/nara/cfr/waisidx_06/45cfr5b_06.html.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document is available at:  http://oma.od.nih.gov/ms/privacy/pa-files/read02systems.htm.

ARTICLE H.15.  ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at

http://grants1.nih.gov/grants/olaw/references/phspol.htm.

ARTICLE H.16.  PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.17.  OMB CLEARANCE or CLINICAL EXEMPTION

In accordance with HHSAR 352.270-7, Paperwork Reduction Act, the Contractor shall not proceed with surveys or interviews until such time as Office of Management and Budget (OMB) Clearance for conducting interviews has been obtained by the Project Officer and the Contracting Officer has issued written approval to proceed.  In addition, in accordance with 5 CFR 1320.3(h)(5), this requirement may be eligible for a Clinical Exemption to OMB Clearance requirements subject to the approval of the NIH Clinical Exemption Review Committee (CERC).  The clinical exemption must be obtained and written approval to proceed received from the Project Officer and Contracting Officer before data is collected under this contract or any subcontract.

ARTICLE H.18.  OPTION PROVISION

Unless the Government exercises its option pursuant to the Option Clause set forth in ARTICLE I.3., the contract will consist only of the Base Period of the Statement of Work as defined in Sections C and F of the contract.  Pursuant to FAR Clause 52.217-7, Option for Increased Quantity-Separately Priced Line Item set forth in ARTICLE I.3. of this contract, the Government may, by unilateral contract modification, require the Contractor to perform additional options set forth in the Statement of Work and also defined in Sections C and F of the contract.  If the Government exercises this option, notice must be given at least 60 days prior to the completion date of this contract, and the estimated cost plus fixed fee of the contract will be increased as set forth in Article B.2. of this contract.

ARTICLE H.19.  INFORMATION SECURITY

The Statement of Work (SOW) requires the Contractor to (1) develop, (2) have the ability to access, or (3) host and/ or maintain a Federal information system(s).  Pursuant to Federal and HHS Information Security Program Policies, the Contractor and any subcontractor performing under this contract shall comply with the following requirements:

Federal Information Security Management Act of 2002 (FISMA), Title Ill, E-Government Act of 2002, Pub. L. No. 107-347 (Dec. 17, 2002); http://csrc.nist.gov/drivers/documents/FISMA-final.pdf

a.               Information Type

☒ Administrative, Management and Support Information

Scientific and Technical Research and Innovation

☐ Mission Based Information

b.              Security Categories and Levels

Confidentiality Level:	☒ Low	☐ Moderate	☐ High
Integrity Level:	☐ Low	☒ Moderate	☐ High
Availability Level.	☒ Low	☐ Moderate	☐ High

Overall Level:	☐ Low	☒ Moderate	☐ High

c.               Position Sensitivity Designations

1.               The following position sensitivity designations and associated clearance and investigation requirements apply under this contract.

☐ Level 6:  Public Trust - High Risk (Requires Suitability Determination with a BI).  Contractor employees assigned to a Level 6 position are subject to a Background Investigation (BI)

☐ Level 5:  Public Trust - Moderate Risk (Requires Suitability Determination with NACIC, MBI or LBI).  Contractor employees assigned to a Level 5 position with no previous investigation and approval shall undergo a National Agency Check and Inquiry Investigation plus a Credit Check (NACIC), a Minimum Background Investigation (MBI), or a Limited Background Investigation (LBI).

☒ Level 1:  Non Sensitive (Requires Suitability Determination with an NACI).  Contractor employees assigned to a Level 1 position are subject to a National Agency Check and Inquiry Investigation (NACI).

2.               The Contractor shall submit a roster, by name, position, e-mail address, phone number and responsibility, of all staff (including subcontractor staff) working under the contract who will develop, have the ability to access, or host and/or maintain a Federal information system(s).  The roster shall be submitted to the Project Officer, with a copy to the Contracting Officer, within 14 calendar days of the effective date of the contract.  Any revisions to the roster as a result of staffing changes shall be submitted within 15 calendar days of the change.  The Contracting Officer shall notify the Contractor of the appropriate level of suitability investigations to be performed.  An electronic template, “Roster of Employees Requiring Suitability Investigations,” is available for Contractor use at:  http://ais.nci.nihgov/forms/Suitability-roster.xls.

Upon receipt of the Government’s notification of applicable Suitability Investigations required, the Contractor shall complete and submit the required forms within 30 days of the notification.  Additional submission instructions can be found at the “NCI Information Technology Security Policies, Background Investigation Process” website:  http://ais.nci.nih.gov.

Contractor/subcontractor employees who have met investigative requirements within the past five years may only require an updated or upgraded investigation.

3.               Contractor/subcontractor employees shall comply with the HHS criteria for the assigned position sensitivity designations prior to performing any work under this contract.  The following exceptions apply:

Levels 5 and 1:  Contractor/subcontractor employees may begin work under the contract after the Contractor has submitted the name, position and responsibility of the employee to the Project Officer, as described in paragraph c. (2) above.

Level 6:  In special circumstances the Project Officer may request a waiver of the pre-appointment investigation.  If the waiver is granted, the Project Officer will provide written authorization for the Contractor/subcontractor employee to work under the contract.

d.              Information Security Training

The Contractor shall ensure that each Contractor/subcontractor employee has completed the NIH Computer Security Awareness Training course at:  http://irtsectraining.nih.gov, prior to performing any contract work, and thereafter completing the NIH-specified fiscal year refresher course during the period of performance of the contract.

The Contractor shall maintain a listing by name and title of each Contractor/subcontractor employee working under this contract that has completed the NIH required training.  Any additional security training completed by Contractor/subcontractor staff shall be included on this listing.  The listing of completed training shall be included in the first monthly progress report.  (See Article C.2. Reporting Requirements ) Any revisions to this listing as a result of staffing changes shall be submitted with next required monthly progress report.

e.               Rules of Behavior

The Contractor/subcontractor employees shall comply with the NIH Information Technology General Rules of Behavior at:  http://irm.cit.nih.gov/security/nihitrob.html.

f.                 Personnel Security Responsibilities

Contractor Notification of New and Departing Employees Requiring Background Investigations

1.               The Contractor shall notify the Contracting Officer, the Project Officer, and the Security Investigation Reviewer within five (5) working days before a new employee assumes a position that requires a suitability determination or when an employee with a security clearance stops working under the contract.  The Government will initiate a background investigation on new employees requiring security clearances and will stop pending background investigations for employees that no longer work under the contract.

2.               New employees:  Provide the name, position title, e-mail address, and phone number of the new employee.  Provide the name, position title and suitability level held by the former incumbent.  If the employee is filling a new position, provide a description of the position and the Government will determine the appropriate security level.

3.               Departing employees:

•                  Provide the name, position title, and security clearance level held by or pending for the individual.

•                  Perform and document the actions identified in the “Employee Separation Checklist”, attached in Section J, ATTACHMENTS of this contract, when a Contractor/subcontractor employee terminates work under this contract.  All documentation shall be made available to the Project Officer and/or Contracting Officer upon request.

g.              Commitment to Protect Non-Public Departmental Information Systems and Data

1.               Contractor Agreement

The Contractor and its subcontractors performing under this Statement of Work shall not release, publish, or disclose non-public Departmental information to unauthorized personnel, and shall protect such information in accordance with provisions of the following laws and any other pertinent laws and regulations governing the confidentiality of such information:

• 18 U.S.C. 641 (Criminal Code:  Public Money, Property or Records)
• 18 U.S.C. 1905 (Criminal Code:  Disclosure of Confidential Information)
• Public Law 96-511 (Paperwork Reduction Act)

2.               Contractor-Employee Non-Disclosure Agreements

Each Contractor/subcontractor employee who may have access to non-public Department information under this contract shall complete the Commitment to Protect Non-Public Information - Contractor Agreement.  A copy of each signed and witnessed Non-Disclosure agreement shall be submitted to the Project Officer prior to performing any work under the contract.

h.              NIST SP 800-53 Self-Assessment

The Contractor shall annually update and re-submit its Self-Assessment required by NIST SP 800-53, Recommended Security Controls for Federal Information Systems.  (http://csrc.nist.gov/publications - under Special Publications).

Subcontracts:  The Contractor’s annual update to its Self-Assessment Questionnaire shall include similar information for any subcontractor that performs under the Statement of Work to (1) develop a Federal information system(s) at the Contractor’s/subcontractor’s facility, or (2) host and/or maintain a Federal information system(s) at the Contractor’s/subcontractor’s facility.

The annual update shall be submitted to the Project Officer, with a copy to the Contracting Officer.  For the option periods:  no later than the completion date of the option period of performance.

i.                  Information System Security Plan

The Contractor’s draft ISSP submitted with its proposal shall be finalized in coordination with the Project Officer no later than 90 calendar days after contract award.

Following approval of its draft ISSP, the Contractor shall update and resubmit its ISSP to the Project Officer every three (3) years or when a major modification has been made to its internal system.  The Contractor shall use the current ISSP template in Appendix A of NIST SP 800-18, Guide to Developing Security Plans for Federal Information Systems.  (http://csrc.nist.gov/publications/nistpubs/800-18-Rev1/sp800-18-Rev1-final.pdf).  The details contained in the Contractor’s ISSP shall be commensurate with the size and complexity of the requirements of the Statement of Work based on the System Categorization determined above in subparagraph (b) Security Categories and Levels of this Article.

Subcontracts:  The Contractor shall include similar information for any subcontractor performing under the Statement of Work with the Contractor whenever the submission of an ISSP is required.

j.                  Common Security Configurations

The Contractor shall ensure that any information technology acquired under this contract incorporates the applicable common security configuration established by the National Institute of Standards and Technology (NIST) at http://checklists.nist.gov.

ARTICLE H.20.  ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY (January 2008)

Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) products and services developed, acquired, maintained, and/or used under this contract/order must comply with the “Electronic and Information Technology Accessibility Provisions” set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board”) in 36 CFR part 1194.  Information about Section 508 provisions is available at http:// www.section508.gov/.  The complete text of Section 508 Final provisions can be accessed at http://www.access-board.gov/sec508/provisions.htm.

The Section 508 standards applicable to this contract/order are identified in the Statement of Work.  The Contractor must provide a written Section 508 conformance certification due at the end of each order/contract exceeding $100,000 when the order/contract duration is one year or less.  If it is determined by the Government that EIT products and services provided by the Contractor do not conform to the described accessibility in the Product Assessment Template, remediation of the products and/or services to the level of conformance specified in the vendor’s Product Assessment Template will be the responsibility of the Contractor at its own expense.

In the event of a modification(s) to the contract/order, which adds new EIT products and services or revised the type of, or specifications for, products and services the Contractor is to provide, including EIT deliverables such as electronic documents and reports.  The Contracting Officer may require that the Contractor submit a completed HHS Section 508 Product Assessment Template to assist the Government in determining that the EIT products and services support Section 508 accessibility requirements.  Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found at http://508 hhs gov.

[End of HHSAR 352.270-19(b)]

Prior to the Contracting Officer exercising an option for a subsequent performance period/additional quantity or adding increment funding for a subsequent performance period under this contract, as applicable, the Contractor must provide a Section 508 Annual Report to the Contracting Officer and Contracting Officer’s Technical Representative (also known as Project Officer or Contracting Officer’s Representative).  Unless otherwise directed by the Contracting Officer in writing, the Contractor shall provide the cited report in accordance with the following schedule.  Instructions for completing the report are available at:  http://508.hhs.gov/ under the heading Vendor Information and Documents.  The Contractor’s failure to submit a timely and properly completed report may jeopardize the Contracting Officer’s exercising an option or adding incremental funding, as applicable.

Schedule for Contractor Submission of Section 508 Annual Report:  To be included with the Annual Progress Report.

[End of HHSAR 352.270-19(c)]

ARTICLE H.21.  INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under NIH contracts) will not be biased by any conflicting financial interest.  45 CFR Part 94 is available at the following

Web site:  http://ecfr.gpoaccess.gov/cgi/t/text/text-idx?c=ecfr&sid=cc7504e541 bc62939c52389e9afc27d5&rgn=div5&view=text&node=45:1.0.1.1.51 &idno=45

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a.               Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator’s reporting responsibilities, and the applicable regulations.  The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

b.              Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in NIH-funded research.  Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict.  A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the NIH-funded research.  The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate.  Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c.               Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d.              Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e.               Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer, the existence of the conflicting interest found.  This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the NIH-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken.  The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor’s procedures and actions regarding conflicts of interests in NIH-funded research, including a review of all records pertinent to compliance with 45 CFR Part 94.  The Contracting Officer may require submission of the records or review them on site.  On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the NIH-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest.  The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that NIH-funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

ARTICLE H.22.  PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.270-6, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases, National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN272200800049C”

ARTICLE H.23.  REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline.  The toll free number is 1-800-HHS-TIPS (1-800-447-8477).  All telephone calls will be handled confidentially.  The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General
Department of Health and Human Services
TIPS HOTLINE
P.O. Box 23489
Washington, D.C. 20026

ARTICLE H.24.  OBTAINING AND DISSEMINATING BIOMEDICAL RESEARCH RESOURCES

Unique research resources arising from NIH-funded research are to be shared with the scientific research community NIH provides guidance, entitled, “Sharing Biomedical Research Resources:  Principles and Guidelines for Recipients of NIH Research Grants and Contracts,” (Federal Register Notice, December 23, 1999 [64 FR 72090]), concerning the appropriate terms for disseminating and acquiring these research resources.  This guidance, found at :  http://ott.od.nih.gov/NewPages/64FR72090.pdf is intended to help contractors ensure that the conditions they impose and accept on the transfer of research tools will facilitate further biomedical research, consistent with the requirements of the Bayh-Dole Act and NIH funding policy.

Note:  For the purposes of this Article, the terms, “research tools”, “research materials”, and “research resources” are used interchangeably and have the same meaning.

ARTICLE H.25.   SHARING RESEARCH DATA

The data sharing plan submitted by the Contractor is acceptable.  The Contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

The NIH endorses the sharing of final research data to serve health.  This contract is expected to generate research data that must be shared with the public and other researchers.  NIH’s data sharing policy may be found at the following Web site:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-03-032.html

NIH recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Privacy Rule at http://www.hhs.gov/ocr/).  The rights and privacy of people who participate in NIH-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure o the identity of individual subjects.

ARTICLE H.26.   POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

The Contractor shall not conduct work involving select agents or toxins under this contract until it and any associate subcontractors comply with the following:

For prime or subcontract awards to domestic institutions that possess, use, and/or transfer Select Agents under this contract, the institution must comply with the provisions of 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 ( http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf ) as required, before using NIH funds for work involving a Select Agent or Toxin.  No NIH funds can be used for research involving a Select Agent or Toxin at a domestic institution without a valid registration certificate.

For prime or subcontract awards to foreign institutions that possess, use, and/or transfer a Select Agent or Toxin, before using NIH funds for any work directly involving a Select Agent or Toxin, the foreign institution must provide information satisfactory to the NIAID that safety, security, and training standards equivalent to those described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 are in place and will be administered on behalf of all Select Agent or Toxin work supported by these funds.  The process for making this determination includes inspection of the foreign laboratory facility by an NIAID representative.  During this inspection, the foreign institution must provide the following information:  concise summaries of safety, security, and training plans; names of individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals, in accordance with institution procedures, will have access to the Select Agents under the contract; and copies of or links to any applicable laws, regulations, policies, and procedures applicable to that institution for the safe and secure possession, use, and/or transfer of select agents.  No NIH funds can be used for work involving a Select Agent or Toxin at a foreign institution without written approval from the Contracting Officer.

Listings of HHS select agents and toxins, and overlap select agents or toxins as well as information about the registration process for domestic institutions, are available on the Select Agent Program Web site at http://www:cdc.gov/od/sap/ and http://www.cdc.gov/od/sap/docs/salist.pdf

Listings of USDA select agents and toxins as well as information about the registration process for domestic institutions are available on the APHIS/USDA website at:  http://www.aphis_usda.gov/programs/ag_selectagent/index.html and:
http://www.aphis.usda.gov/programs/ag_selectagent/ag_bioterr_forms.html

For foreign institutions, see the NIAID Select Agent Award information:
( http://www.niaid.nih.gov/ncn/clinical/default_biodefense.htm).

ARTICLE H.27.  POSSESSION, USE OR TRANSFER OF A HIGHLY PATHOGENIC AGENT

The work being conducted under this contract may involve the possession, use, or transfer of a Highly Pathogenic Infectious Agent (HPA).  The NIAID defines an HPA as a pathogen that, under any circumstances, warrants a biocontainment safety level of BSL3 or higher according to either:

1.               The current edition of the CDC/NIH Biosafety in Microbiological and Biomedical Laboratories (BMBL)

(http:// www.cdc.gov/OD/ohs/biosfty/bmbl5/bmbl5toc.htm);

2.               The Contractor’s Institutional Biosafety Committee (IBC) or equivalent body; or

3.               The Contractor’s appropriate designated institutional biosafety official.

If there is ambiguity in the BMBL guidelines and/or there is disagreement among the BMBL, an IBC or equivalent body, or institutional biosafety official, the highest recommended containment level must be used.

ARTICLE H.28.  HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law.  This restriction applies to public accommodations both foreign and domestic.

Public accommodations that meet the requirements can be accessed at:  http://www.usfa.fema.gov/hotel/index.htm.

ARTICLE H.29.  PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism.  It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws.  This clause must be included in all subcontracts issued under this contract.

ARTICLE H.30.  NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

Beginning April 7, 2008, NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH.  NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process.  The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH.  The Policy directs electronic submissions to the NIH/NLM/PMC:  http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html.

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

General Clauses for a Cost-Reimbursement Research and Development Contract

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.  Also, the full text of a clause may be accessed electronically at this address:  http://www.amet.gov/far/.

a.               FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR
CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over $100,000)
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Sep 2007	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Apr 2008	Central Contractor Registration
52.204-10	Sep 2007	Reporting Subcontract Awards ($500,000,000 or more)
52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data (Over $650,000)
52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $650,000)
52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.216-7	Dec 2002	Allowable Cost and Payment
52.216-8	Mar 1997	Fixed Fee
52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
52.219-9	Apr 2008	Small Business Subcontracting Plan (Over $550,000, $1,000 000 for Construction)

FAR
CLAUSE NO.	DATE	TITLE
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-50	Aug 2007	Combating Trafficking in Persons
52.223-6	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.225-1	Jun 2003	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007

Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(i) through (iv). The frequency of reporting in (i) is annual.

52.227-14	Dec 2007	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Jun 1996	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Oct 2003	Payment by Electronic Funds Transfer—Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $650,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over $100,000)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Jun 2007	Subcontracts, Alternate I(June 2007)
52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
52.244-6	Mar 2007	Subcontracts for Commercial Items

FAR
CLAUSE NO.	DATE	TITLE
52.245-1	Jun 2007	Government Property
52.245-9	Jun 2007	Use and Charges
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b.              DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR
CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.216-72	Jan 2006	Additional Cost Principles
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.232-9	Jan 2006	Withholding of Contract Payments
352.233-70	Jan 2006	Litigation and Claims
352.242-71	Apr 1984	Final Decisions on Audit Findings
352.270-5	Jan 2006	Key Personnel
352.270-6	Jan 2006	Publications and Publicity
352.270-10	Jan 2006	Anti-Lobbying (Over S100,000)

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT- Rev. 08/2008].

ARTICLE I.2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

a.               FAR Clauses 52.215-15, Pension Adjustments And Asset Reversions (October 2004); 52.215-18, Reversion Or Adjustment Of Plans For Post Retirement Benefits (PRB) Other Than Pensions (July 2005); and, 52.215-19, Notification Of Ownership Changes (October 1997), are deleted in their entirety.

b.              Alternate IV (October 1997) of FAR Clause 52.215-21, Requirements For Cost Or Pricing Data Or Information Other Than Cost Or Pricing Data—Modifications (October 1997) is added.

c.               FAR Clauses 52.219-9, Small Business Subcontracting Plan (April 2008), and 52.219-16, Liquidated Damages—Subcontracting Plan (January 1999) are deleted in their entirety.

d.              FAR Clause 52.232-20, Limitation Of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation Of Funds (April 1984) is substituted therefor.  NOTE:  When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.

ARTICLE I.3 Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text.  Upon request, the Contracting Officer will make their full text available.

a.               FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.               FAR Clause 52.203-13, Contractor Code of Business Ethics and Conduct (December 2007).

2.               FAR Clause 52.203-14, Display of Hotline Poster(s) (December 2007).

“…..(3) Any required posters may be obtained as follows:

Poster(s)	Obtain From”
HHS Contractor Code of Ethics and Business Conduct Poster	http://www.oig.hhs.gov/hotline/OIG_Hotline_Poster.pdf

3.               FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

4.               FAR Clause 52.217-7, Option for Increased Quantity - Separately Priced Line Item (March 1989).

“....The Contracting Officer may exercise the option by written notice to the Contractor within 60 calendar days .”

5.               FAR Clause 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005).

“(c) Waiver of evaluation preference…..
☐ Offeror elects to waive the evaluation preference.”

6.               FAR Clause 52.222-29, Notification of Visa Denial (June 2003).

7.               FAR Clause 52.223-3, Hazardous Material Identification and Material Safety Data (January 1997), with Alternate I (July 1995).

8.               FAR Clause 52.224-1, Privacy Act Notification (April 1984).

9.               FAR Clause 52.224-2, Privacy Act (April 1984).

10.         Alternate II (December 2007), FAR Clause 52.227-14, Rights in Data—General (December 2007).

Additional purposes for which the limited rights data may be used are:

None.

11.         Alternate III (December 2007), FAR Clause 52.227-14, Rights in Data–General (December 2007).

Additions to, or limitations on, the restricted rights set forth in the Restricted Rights Notice of subparagraph (g)(4) of the clause are expressly stated as follows:  None.

12.         Alternate V (December 2007), FAR Clause 52.227-14, Rights in Data—General (December 2007).

Specific data items that are not subject to paragraph (j) include:  None.

13.         FAR Clause 52.227-16, Additional Data Requirements (June 1987).

14.         FAR Clause 52.227-17, Rights in Data—Special Works (December 2007).

15.         FAR Clause 52.227-23, Rights to Proposal Data (Technical) (June 1987).

Excluded pages from the proposal are identified as follows:

None.

16.         FAR Clause 52.229-8, Taxes-Foreign Cost-Reimbursement Contracts (March 1990).

17.         FAR Clause 52.239-1, Privacy or Security Safeguards (August 1996).

18.         FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

19.         FAR Clause 52.247-63, Preference for U.S. Flag Air Carriers (June 2003).

20.         FAR Clause 52.247-68, Report of Shipment (REPSHIP) (February 2006).

b.              DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.               HHSAR Clause 352.223-70, Safety and Health (January 2006).

2.               HHSAR Clause 352.270-1, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities (January 2001).

3.               HHSAR Clause 352.270-7, Paperwork Reduction Act (January 2006).

4.               HHSAR Clause 352.270-8(b), Protection of Human Subjects (January 2006).

5.               HHSAR Clause 352.270-9(b), Care of Live Vertebrate Animals (January 2006).

6.               HHSAR Clause 352.333-7001, Choice of Law (Overseas) (March 2005).

c.               NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

1.               NIH (RC)-7, Procurement of Certain Equipment (April 1984).

2.               NIH(RC)-11, Research Patient Care Costs (4/1/84).

ARTICLE I.4 ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:

a.               FAR Clause 52.219-28, Post-Award Small Business Program Representation (June 2007).

(a) Definitions.  As used in this clause—

Long-term contract means a contract of more than five years in duration, including options.  However, the term does not include contracts that exceed five years in duration because the period of performance has been extended for a cumulative period not to exceed six months under the clause at 52.217-8, Option to Extend Services, or other appropriate authority.

Small business concern means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria in 13 CFR part 121 and the size standard in paragraph (c) of this clause.

(b) If the Contractor represented that it was a small business concern prior to award of this contract, the Contractor shall rerepresent its size status according to paragraph (e) of this clause or, if applicable, paragraph (g) of this clause, upon the occurrence of any of the following:

(1) Within 30 days after execution of a novation agreement or within 30 days after modification of the contract to include this clause, if the novation agreement was executed prior to inclusion of this clause in the contract.

(2) Within 30 days after a merger or acquisition that does not require a novation or within 30 days after modification of the contract to include this clause, if the merger or acquisition occurred prior to inclusion of this clause in the contract.

(3) For long-term contracts

(i) Within 60 to 120 days prior to the end of the fifth year of the contract; and

(ii) Within 60 to 120 days prior to the exercise date specified in the contract for any option thereafter.

(c) The Contractor shall rerepresent its size status in accordance with the size standard in effect at the time of this rerepresentation that corresponds to the North American Industry Classification System (NAICS) code assigned to this contract.  The small business size standard corresponding to this NAICS code can be found at http://www.sba.gov/services/contractingopportunities/sizestandardstopics/.

(d) The small business size standard for a Contractor providing a product which it does not manufacture itself, for a contract other than a construction or service contract, is 500 employees.

(e) Except as provided in paragraph (g) of this clause, the Contractor shall make the rerepresentation required by paragraph (b) of this clause by validating or updating all its representations in the Online Representations and Certifications Application and its data in the Central Contractor Registration, as necessary, to ensure they reflect current status.  The Contractor shall notify the contracting office by e-mail, or otherwise in writing, that the data have been validated or updated, and provide the date of the validation or update.

(f) If the Contractor represented that it was other than a small business concern prior to award of this contract, the Contractor may, but is not required to, take the actions required by paragraphs (e) or (g) of this clause.

(g) If the Contractor does not have representations and certifications in ORCA, or does not have a representation in ORCA for the NAICS code applicable to this contract, the Contractor is required to complete the following rerepresentation and submit it to the contracting office, along with the contract number and the date on which the rerepresentation was completed:

The Contractor represents that it is a small business concern under NAICS Code assigned to contract number.  (End of clause)

b.              FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

(a) Definition.  As used in this clause—

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted.  The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs.  Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees.  However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union costs relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment.  If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board
Division of Information
1099 14th Street, N.W.
Washington, DC 20570
1-866-667-6572
1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures.  Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to—

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that—

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors.  The Contractor shall—

(1) Obtain the required employee notice poster from the Division of Interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 2021, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c).  For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold.  Pursuant to 29 CFR part 470, Subpart B—Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order.  If the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States

(End of Clause)

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1.  Statement of Work

Statement of Work, dated September 25, 2008, 17 pages.

2.  Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4

Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (5/07), 6 pages.

3.  Inclusion Enrollment Report

Inclusion Enrollment Report, 5/01 (Modified OAMP:  10/01), 1 page.

4.  Annual Technical Progress Report Format for Each Study

Annual Technical Progress Report Format for Each Study, July 1994, 1 page.

5.  Safety and Health

Safety and Health, HHSAR Clause 352.223-70, (1/06), 1 page.

6.  Procurement of Certain Equipment

Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

7.  Research Patient Care Costs

Research Patient Care Costs, NIH(RC)-11, 4/1/84, 1 page.

8.  Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 2 pages.

9.  Commitment To Protect Non-Public Information

Commitment To Protect Non-Public Information, 1 page.  Located at:  http://irm.cit.nih.gov/security/Nondisclosure.pdf

10.  Roster of Employees Requiring Suitability Investigations

Roster of Employees Requiring Suitability Investigations, 1 page.  Excel file located at:

http://ais.nci.nih.gov/forms/Suitability-roster.xls

11.  Employee Separation Checklist

Employee Separation Checklist, 1 page.  Fillable PDF format located at:

http://rcb.cancer.gov/rcb-internet/forms/Emp-sep-checklist.pdf

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.               Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website.  This includes the changes identified in paragraph (b) of the FAR provision 52.204-8, Annual Representations and Certifications, contained in the Contractor’s proposal.

2.               Representations and Certifications, dated August 26, 2008.

3.               Human Subjects Assurance Identification Number FWA00010447.

4.               Animal Welfare Assurance Number A3034-01.

END of the SCHEDULE

(CONTRACT)

STATEMENT OF WORK

“Biodefense Vaccine Enhancement - Development of a Third
Generation rPA Anthrax Vaccine”

BACKGROUND

Research supported and conducted by the National Institute of Allergy and Infectious Diseases (NIAID), National Institutes of Health (NIH), Department of Health and Human Services, strives to understand, treat and ultimately prevent the myriad infectious, immunologic, and allergic diseases that threaten millions of human lives.  The NIAID Division of Microbiology and Infectious Diseases (DMID) supports extramural research to control and prevent diseases caused by virtually all infectious agents, with the exception of the human immunodeficiency virus (HIV).  This includes basic and applied research to develop and evaluate therapeutics, vaccines, and diagnostics, which are funded through a variety of research grants and contracts.  The NIAID is also the primary institute at the NIH for emerging infectious disease research, including research on pathogens that can be used as agents of bioterrorism.  Bioterrorism is defined as the use of microorganisms or the toxins produced by microorganisms to harm people or to elicit widespread fear and intimidation of society.  Recent events have significantly changed the world’s perception of the nature and degree of the threats posed by the use of infectious agents as weapons of bioterrorism.  The risk of using such weapons once appeared to be restricted to military encounters.  However, in October of 2001, the exposure of postal workers, other government employees, and U.S. civilians at large to Bacillus anthracis spores highlighted the need to devise safe and effective measures to protect all U.S. citizens from the debilitating and lethal effects of agents of bioterrorism.  The NIAID supports a number of basic and applied research efforts to develop countermeasures for microbes identified by the NIAID biodefense research agenda as Category A, B and C Priority Pathogens http://www.niaid.nih.gov/Biodefense/bandc_priority.htm.

On December 19, 2006, President George W. Bush signed into law the Pandemic and All-Hazards Preparedness Act (Public Law 109-417), referred to as PAHPA.  Title IV of PAHPA established the Biomedical Advanced Research and Development Authority (BARDA) in the Office of the Assistant Secretary for Preparedness and Response (ASPR) in the U.S. Department of Health and Human Services (HHS) to facilitate the research, development, and acquisition of medical countermeasures for chemical, biological, radiological, and nuclear (CBRN) agents and emerging infectious diseases, including pandemic influenza, that threaten the U.S. civilian population.  One of the central responsibilities of BARDA is to lead the HHS Public Health Emergency Medical Countermeasures Enterprise (PHEMCE), which provides an integrated approach to the development and purchase of medical countermeasures for public health medical emergencies.  The HHS PHEMCE consists of NIH, ASPR, the U.S. Food and Drug Administration (FDA), and Centers for Disease Control and Prevention (CDC), along with ex officio participation from other federal agencies.  To guide progress toward the goal of public health preparedness, the HHS PHEMCE Implementation Plan provides insight into the current priorities for medical countermeasure development.

BARDA, in partnership with the NIAID on this contract, is working through advanced product development activities supported under this contract that will contribute towards allowing candidate medical countermeasures to progress through the development pipeline toward licensure.  The eventual goal is to enable the U.S. Government to stockpile these medical countermeasures to protect the American public.  Product

HHSN272200800049C	Attachment 1
Statement of Work
September 25, 2008

1

developers should be cognizant of the logistical implications of using these products during a public health emergency.

For additional information on BARDA, the PHEMCE Implementation Plan, and Project BioShield, please visit http://www.hhs.gov/aspr/barda.

SCOPE

The objective of this contract is to develop an anthrax vaccine containing rPA and CpG immunostimulant.  The scope of work includes demonstrating stability of the candidate vaccine and diluent at 35 degrees C over the duration of the base period; safety prior to human use through acute dose and repeat dose toxicology testing in 2 animal species; improved vaccine efficacy over existing vaccines through non-clinical aerosol challenge studies in the pre-existing rabbit and macaque models, plus supporting studies in the mouse models.  Options exist for a Phase I and Phase II clinical trial.

TECHNICAL REQUIREMENTS BY MILESTONE

Independently, and not as an agent of the Government, the Contractor shall furnish all necessary services, qualified professional, technical, and administrative personnel, material, equipment and facilities, not otherwise provided by the Government under the terms of the contract, as needed to perform the Statement of Work.

The U.S. Government reserves the right to determine, at any time during the contract period, that a particular candidate/product has not demonstrated sufficient potential to merit further investment in the development and evaluation of that candidate/product.  In addition, the U.S. Government reserves the right to modify the milestones, progress, schedule, budget, or product to add or delete products, process, or schedule as need may arise.  Because of the nature of this Research and Development (R&D) contract and complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made.  In any event, the Government reserves the right to change product, process, schedule, or event to add or delete part or all of these elements as the needs arise.

The Contractor shall attend the following contract meetings:

•                  Post-Award Contract Initiation Meeting:  Within thirty (30) calendar days after the effective date of the contract, the Contractor shall plan, conduct and be responsible for the logistical arrangements for a 1.5-day Post-award Contract Initiation Meeting to be held in the Bethesda, Maryland area.

•                  Annual Review Meetings:  The Contractor, in consultation with the Project Officer, shall plan, organize and conduct 2-day Annual Review Meetings to be held at the twelve (12) month mark of each contract year at locations that will alternate between the Contractor’s site and the Bethesda, Maryland area.  These meetings shall include updates of the status of efforts for each milestone since the prior meeting, a description of any problem(s) that may have arisen and actions taken or recommended to resolve identified problems, and a discussion of future plans for each milestone.

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•                  Additional Contract Meetings:  Principal Investigator, Project Manager, and Contractor and subcontractor personnel shall attend at least two additional 1-day meetings per year at locations that will alternate between the Contractor’s site and the Bethesda, Maryland area at the request of the Project Officer, as necessary, to discuss contract specific issues and to review recommended changes or deviations from milestones and timelines in the approved Product Development Plan.

BASE PERIOD - Process Development and Feasibility

1.0       Manufacture of cGMP FDP (lyo-rPA/CpG) and diluent (Milestone 1)

Within 28 months, complete the release of >2,000 doses of both cGMP FDP (lyo rPA/CpG) and diluent, suitable for use in Phase I clinical trials.  Work shall include the following activities and deliverables:

a.               Process Development

•                  Generation of R&D FDP (lyo rPA/CpG) and diluent for analytical development and preliminary stability studies

•                  Production of development lots

•                  Production of initial reference standard

•                  Development of the process steps to produce the bulk FDP (lyo rPA/CpG)

•                  Formulation and its subsequent aliquoting into vials prior to lyophilization.

•                  Development of the Iyophilization cycle suitable for manufacturing to the required scale.

•                  A final report shall be provided to the Project Officer, which shall describe the development activities undertaken, data generated and recommendations for technical transfer and scale up of the process.

b.              Technical Transfer of process to FDP (lyo rPA/CpG) manufacturer

•                  Review audit status, quality agreement and commercial contract.  Re-audit, update the quality agreement and contract as required.

•                  Submit copy of current audit report and quality agreement to the Project Officer for consent prior to placing orders with CMO.

•                  Transfer of the lyophilization process to the cGMP facility - CMO.

•                  Establishment and qualification of the required analytical methods at CMO and/or other selected CROs.

•                  Technical transfer reports summarizing completion of activities shall be submitted to the Project Officer, including analytical qualification reports, prior to GMP manufacture.

c.               Production of Master Batch Records (MBRs)

•                  Master batch records shall be produced by CMO and reviewed and approved by the Contractor’s technical and quality functions and by CMO

•                  Final approved MBRs shall be submitted to the Project Officer prior to production of the demonstration batches

d.              Production of two demonstration batches of FDP (lyo rPA/CpG)

•                  Conduct cGMP manufacturing runs

•                  Complete release testing of material

•                  Complete QA review of batch records, including review of non-conformances and disposition of batch

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e.               Update of Master Batch Records (MBRs)

•                  Updated Master batch records shall be produced by CMO and reviewed and approved by the Contractor’s technical and quality functions and by CMO

f.                 Production of two clinical batches of cGMP FDP (lyo rPA/CpG)

•                  Conduct two cGMP manufacturing runs

•                  Complete release testing of materials

•                  Complete QA review of batch records, including review of non-conformances and disposition of batch

•                  Submit copies of the executed BMRs and CoA to Project Officer, within 5 months after manufacture.

g.              Clinical batch of cGMP diluent (to be supplied from the Challenge Grant program)

•                  Conduct a cGMP manufacturing run

•                  Complete release testing of diluent

•                  Complete QA review of batch records, including review of non-conformances and disposition of batch

•                  This work shall be supplied from the existing challenge grant

2.0       Development and Qualification of Assays (Milestone 2)

Develop and qualify all assays required for manufacture, stability, non-clinical and clinical.  Work shall include the following activities and deliverables:

a.               Analytical Development and qualification of Process Assays

•                  Development and qualification of in-process monitoring and control assays

•                  Qualification reports shall be produced and submitted to the Project Officer within 14 months of award.

b.              Analytical Development and qualification of Product Assays

•                  Development and qualification of product characterization and release assays

•                  Qualification reports shall be produced and submitted to the Project Officer within 14 months of award.

c.               Analytical Development and qualification of Stability Indicating Assays

•                  Development and qualification of stability indicating assays

•                  Qualification reports shall be produced and submitted to the Project Officer within 14 months of award.

d.              Development of immuno-potency assay in association with on-going rPA vaccine programme.

•                  Development of immuno-potency assay

•                  Development reports shall be produced and submitted to the Project Officer within 24 months of award.

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3.0       Stability (Milestone 3)

Initiate R&D and cGMP stability trials within 11 months and 26 months respectively of contract award.  Work shall include the following activities and deliverables:

a)              Set up R&D and cGMP stability trials

R&D Stability Trials

•                  Produce R&D protocol(s) for FDP (Iyo-rPA/CpG) and diluent stability trials

•                  Initiate the R&D stability trial using the non-GMP FDP (lyo rPA/CpG) and diluent material

cGMP Stability Trials

•                  Review audit status, quality agreement and commercial contract.  Re-audit, update the quality agreement and contract as required.

•                  Submit copy of current audit report and quality agreement to Project Officer prior to placing orders with CRO

•                  Produce cGMP protocol(s) for FDP (lyo rPA/CpG) and diluent stability trials

•                  Technical and quality review and approval of protocols

•                  Initiate stability trial using the cGMP FDP (lyo rPA/CpG) lot and diluent.  The stability program shall include real-time and accelerated studies using temperatures of 35 ° C (proposal required temperature) and 55 ° C (accelerated condition).

•                  cGMP stability protocols shall be submitted to the Project Officer at least 1 month prior to initiation of the study.

•                  Updated stability data shall be submitted to the Project Officer as part of the Monthly report.

•                  An end of stability study report shall be submitted to the Project Officer

4.0       Pre-Clinical Toxicology (Milestone 4)

Within 12 months of contract award, commence a Good Laboratory Practice (GLP) safety and toxicity study(ies).  Work shall include the following activities and deliverables:

a.               Confirmation of CRO and Generation of study protocols

•                  Review audit status, quality agreement and commercial contract.  Re-audit, update the quality agreement and contract as required.

•                  Production of a draft safety and toxicity protocol(s)

•                  Submit for Project Officer review a draft safety and toxicity protocol(s) (WBS 4.1.2)

•                  Submit copy of current audit report and quality agreement to Project Officer prior to placing orders with CRO.

b.              Conduct Acute Dose Safety and Toxicity Studies

•                  Finalize set-up with CRO (including supply of materials and animals)

•                  Complete acute dose toxicity studies

•                  Technical and quality review and approval of reports

•                  Submit reports to Project Officer.

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c.               Conduct Repeat Dose Safety and Toxicity Studies

•                  Finalize set-up with CRO (including supply of materials and animals)

•                  Complete repeat dose toxicity studies

•                  Technical and quality review and approval of reports

•                  Submit reports to Project Officer.

d.              Conduct Safety Pharmacology study

•                  Finalize set-up with CRO (including supply of materials and animals)

•                  Complete safety pharmacology study

•                  Technical and quality review of report

•                  Submit report to Project Officer.

e.               Submission of final reports to CBER

•                  Submit Acute Dose report to CBER and seek concurrence

•                  Submit Repeat Dose report to CBER and seek concurrence

•                  Submit Safety Pharmacology report to CBER and seek concurrence

•                  Provide documentation to the Project Officer of interactions with the FDA and that concurrence has been received from CBER/FDA.

5.0       Non-Clinical Development Mouse Model - (Milestone 5)

Within 8 month of contract award, commence studies in the mouse model.  Prior to the initiation of these studies, confirmation of the CRO shall be undertaken.

Upon CRO confirmation the following studies shall be undertaken;

i.                  Excipient Effects

ii.               Immunogenicity studies

iii.            Dose Ranging (CpG/rPA ratios)

iv.           Adjuvant Requirements

Each of the above studies shall include the following activities and deliverables:

a.               Animal Studies Group (ASG) Consultation

•                  Submission of a draft protocol(s) to ASG and NIH

•                  Finalize protocol incorporating any comments from ASG

•                  Provide documentation to the Project Officer in the form of written minutes of interactions with the ASG and that concurrence has been received from ASG.

b.              Conduct Studies (i to iv) and Reporting

•                  Finalize set-up with CRO (including supply of materials and animals)

•                  Complete studies

•                  Technical and quality review and approval of report(s)

•                  Submit report(s) to Project Officer

•                  Circulate report(s) to ASG

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INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format:  Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request.  Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request.  DO NOT include a cover letter with the payment request.

Number of Copies:  Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in Section G of the Contract Schedule.

Frequency:  Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract.  Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period:  Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred:  If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractor’s Fiscal Year:  Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency:  All NIH contracts are expressed in United States dollars.  When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred.  Currency fluctuations may not be a basis of gain or loss to the Contractor.  Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval:  Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number.  In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification:  Each payment request shall be identified as either:

(a)          Interim Invoice/Contract Financing Request:  These are interim payment requests submitted during the contract performance period.

(b)          Completion Invoice:  The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date, or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later).  The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)          Final Invoice:  A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request:  The Contractor shall furnish the information set forth in the instructions below.  The instructions are keyed to the entries on the Sample Invoice/Financing Request.  All information must be legible or the invoice will be considered improper and returned to the Contractor.

(a)          Designated Billing Office Name and Address:  Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)          Contractor’s Name, Address, Point of Contact, TIN, and DUNS or DUNS+4 Number.  Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.  If the remittance name differs from the legal business name, both names must appear on the invoice.  Provide the Contractor’s Federal Taxpayer Identification Number (TIN) and Data Universal Numbering System (DUNS) or DUNS+4 number.  The DUNS number must

NIH(RC)-4	ATTACHMENT 2
Rev. 08/2008

1

identify the Contractor’s name and address exactly as stated in the contract, and as registered in the Central Contractor Registration (CCR) database.  If the Contractor does not have a valid TIN or DUNS number, provide the Contractor’s Vendor Identification Number (VIN), which appears after the Contractor’s name on the face page of the award document.  [Note:  A VIN is assigned to new contracts awarded on or after June 4, 2007, and any existing contract modified to include the VIN number.]  When an approved assignment of claims has been executed, the Contractor shall provide the same information for the assignee as is required for the Contractor (i.e., name, address, point of contact, TIN, and DUNS number), with the remittance information clearly identified as such.

(c)          Invoice/Financing Request Number:  Each payment request must be identified by a unique invoice number, which can only be used one time regardless of the number of contracts or orders held by an organization.  For example, if a contractor has already submitted invoice number 05 on one of its contracts or orders, it cannot use that same invoice number on any other contract or order.  Payment requests with duplicate invoice numbers will be considered improper and will be returned to the contractor.

The NIH does not prescribe a particular numbering format but suggests using a job or account number for each contract and order followed by a sequential invoice number (example:  8675309-05).  Invoice numbers are limited to 30 characters.  There are no restrictions on the use of special characters, such as colons, dashes, forward slashes, or parentheses.

If all or part of an invoice is suspended and the contractor chooses to reclaim those costs on a supplemental invoice, the contractor may use the same unique invoice number followed by an alpha character, such as “R” for revised (example:  8675309-05R).

(d)          Date Invoice/Financing Request Prepared:  Insert the date the payment request is prepared.

(e)          Contract Number and Order Number (if applicable):  Insert the contract number and order number (if applicable).

(f)            Effective Date:  Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)         Total Estimated Cost of Contract/Order:  Insert the total estimated cost of the contract, exclusive of fixed-fee.  If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee.  For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)         Total Fixed-Fee:  Insert the total fixed-fee (where applicable).  For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)            Two-Way/Three-Way Match:  Identify whether payment is to be made using a two-way or three-way match.  To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule

(j)            Office of Acquisitions:  Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)        Central Point of Distribution:  Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(I)            Billing Period:  Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)      Amount Billed - Current Period:  Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)         Amount Billed - Cumulative:  Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee.  If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)          Direct Costs:  Insert the major cost elements.  For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

2

1)              Direct Labor:  Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

•                  hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

•                  hours or percentage of effort and cost by labor category from contract inception through the current billing period.  (NOTE:  The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

2)              Fringe Benefits:  List any fringe benefits applicable to direct labor and billed as a direct cost.  Cite the rate(s) used to calculate fringe benefit costs, if applicable.

3)              Accountable Personal Property:  Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property).  Show permanent research equipment separate from general purpose equipment.

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested.  An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level.  Include reference to the following (as applicable):

•                  item number for the specific piece of equipment listed in the Property Schedule, and

•                  COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

4)              Materials and Supplies:  Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

5)              Premium Pay:  List remuneration in excess of the basic hourly rate.

6)              Consultant Fee:  List fees paid to consultants.  Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

7)              Travel:  Include domestic and foreign travel.  Foreign travel is travel outside of Canada, the United States and its territories and possessions.  However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country.  Foreign travel must be billed separately from domestic travel.

8)              Subcontract Costs:  List subcontractor(s) by name and amount billed.

9)              Other:  List all other direct costs in total unless exceeding $1,000 in amount.  If over $1,000, list cost elements and dollar amounts separately.  If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)          Cost of Money (COM):  Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)          Indirect Costs:  Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

(r)          Fixed-Fee:  Cite the formula or method of computation for fixed-fee, if applicable.  The fixed-fee must be claimed as provided for by the contract.

(s)          Total Amounts Claimed:  Insert the total amounts claimed for the current and cumulative periods.

(t)            Adjustments:  Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal

(u)         Grand Totals

3

(v)           Certification of Salary Rate Limitation:  If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

4

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category:  Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated:  Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual:  Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current:  Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative:  Enter the cumulative amounts to date.

Column F - Cost at Completion:  Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated.  Realistic estimates are essential.

Column G - Contract Amount:  Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under):  Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F.  This column need not be filled in when Column F is blank.  When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted.  In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications:  Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated:  An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G.  Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

5

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)          Designated Billing Office Name and Address:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B432, MSC 8500

Bethesda, MD 20892-8500

(b)         Contractor’s Name, Address, Point of Contact, TIN, and

DUNS or DUNS+4 Number.

ABC CORPORATION

100 Main Street

Anywhere, U.S.A. Zip+4

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

*DUNS or DUNS+4:
*TIN:

*Provide VIN only if Contractor does not have a valid TIN or DUNS number.

(c)          Invoice/Financing Request No.:

(d)         Date Invoice Prepared:

(e)          Contract No. and Order No. (if applicable):

(f)            Effective Date:

(g)         Total Estimated Cost of Contract/Order.

(h)         Total Fixed Fee (if applicable):

(i)             Two-Way Match:
Three-Way Match:

J)               Office of Acquisitions:

(k)          Central Point of Distribution:

(I)            This invoice/financing request represents reimbursable costs for the period from                          to                                         .

Cumulative
Percentage
	of Effort/Hrs		Amount Billed		Cost at	Contract
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E	Completion F	Value G	Variance H
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits %
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money %
(q) Indirect Costs %
(r) Fixed Fee %
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

“I certify that all payments requested are for appropriate purposes and in accordance with the contract.”

(Name of	(Title)

*Attach details as specified in the contract or requested by the Contracting Officer

6

INCLUSION ENROLLMENT REPORT

This report format should NOT be used for data collection from study participants

Study Title:

Total Enrollment:	Protocol Number:
Contract Number:

PART A. TOTAL ENROLLMENT REPORT:	Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race

	Sex/Gender
Ethnic Category	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino				0
Not Hispanic or Latino				0
Unknown (Individuals not reporting ethnicity)				0
Ethnic Category: Total of All Subjects*	0	0	0	0
Racial Categories
American Indian/Alaska Native				0
Asian				0
Native Hawaiian or Other Pacific Islander				0
Black or African American				0
White				0
More than one race				0
Unknown or not reported				0
Racial Categories: Total of All Subjects*	0	0	0	0

PART B. HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)

Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native				0
Asian				0
Native Hawaiian or Other Pacific Islander				0
Black or African American				0
White				0
More Than One Race				0
Unknown or not reported				0
Racial Categories: Total of Hispanics or Latinos**	0	0	0	0

*These totals must agree

**These totals must agree

Inclusion Enrollment Report
October, 2001	ATTACHMENT 3

ANNUAL TECHNICAL PROGRESS REPORT FORMAT FOR EACH STUDY

Study Title:
Date:

Provide the number of subject enrolled in the study to date according to the following categories:

	American Indian or Alaskan Native	Asian or Pacific Islander	Black, not of Hispanic Origin	Hispanic	White, not of Hispanic Origin	Other or Unknown	Total
Female
Male
Unknown
TOTAL

Subpopulations of the minority groups should also be reported, using a similar format.

Annual Technical Progress Report
July 1994	ATTACHMENT 4

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2006)

(a)          To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract.  These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

1.               In addition, the following regulations must be followed when developing and implementing health and safety operating procedures and practices for both personnel and facilities involving the use or handling of hazardous materials and the conduct of research, development, or test projects:

(1)          29 CFR 1910.1030, Bloodborne pathogens; 29 CFR 1910.1450, Occupational exposure to hazardous chemicals in laboratories; and other applicable occupational health and safety standards issued by the Occupational Health and Safety Administration (OSHA) and included in 29 CFR Part 1910.  These regulations are available at:  http://www.osha.gov/comp-links.html

(2)          Nuclear Regulatory Commission Standards and Regulations, pursuant to the Energy Reorganization Act of 1974 (42 U.S.C. 5801 et seq.).  Copies may be obtained from the U.S. Nuclear Regulatory Commission, Washington, DC 20555-0001.

2.               The following guidelines are recommended for use in developing and implementing health and safety operating procedures and practices for both personnel and facilities:

(1)          Biosafety in Microbiological and Biomedical Laboratories, CDC and NIH, HHS.  This publication is available at http://bmbl.od.nih.gov/index.htm.

(2)          Prudent Practices for Safety in Laboratories (1995), National Research Council, National Academy Press, 500 Fifth Street, NW., Lockbox 285, Washington, DC 20055 (ISBN 0-309-05229-7).  This publication can be obtained by telephoning 800-624-8373.  It also is available at http://www.nap.edu/cataloq/4911.html.

(b)         Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer, in conjunction with the project or other appropriate officers, determines to be reasonably necessary.  If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” clause set forth in this contract.

(c)          The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency.  The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed.  The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d)         If the Contractor fails or refuses to comply with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer.  No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e)          The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or hazardous operations.  Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

(End of Clause)

Safety and Health
HHSAR 352.223-70 (1/06)	ATTACHMENT 5

PROCUREMENT OF CERTAIN EQUIPMENT, NIH(RC)-7

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written approval of the Contracting Officer.

67 -	Photographic Equipment
69 -	Training Aids and Devices
70 -	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
71 -	Furniture
72 -	Household and Commercial Furnishings and Appliances
74 -	Office Machines and Visible Record Equipment
77 -	Musical Instruments, Phonographs, and Home-type Radios
78 -	Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a cost-reimbursement contract.  Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

NIH(RC)-7 (4/1/84)
OMB Bulletin 81-16	ATTACHMENT 6

RESEARCH PATIENT CARE COSTS — NIH(RC)-11

(a)          Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b)         Patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs.  The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine patient care costs.  Patient care rates or amounts shall be established by the Secretary of HHS or his duly authorized representative.

(c)          Prior to submitting an invoice for patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for patient care.

(d)         The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e)          Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to this contract.

NIC(RC)-4 (4/1/84)	ATTACHMENT 7

DISCLOSURE OF LOBBYING ACTIVITIES		Approved by OMB
Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352 (See reverse for public burden disclosure.)		0348-0046

1. Type of Federal Action:	2. Status of Federal Action:	3. Report Type:

☐	a. contract b. grant c. cooperative agreement d. loan e. loan guarantee f. loan insurance ☐	a. bid/offer/application b. initial award c. post-award	☐ a. initial filing b. material change
For Material Change Only: Year quarter date of last report

4.	Name and Address of Reporting Entity:	5.	If Reporting Entity in No. 4 is a Subawardee, Enter Name and
☐ Prime	☐ Subawardee		Address of Prime:
Tier , if known:

Congressional District, if known: 4c			Congressional District, if known:

6. Federal Department/Agency:		7.	Federal Program Name/Description:

CFDA Number, if applicable:

8. Federal Action Number, if known :		9.	Award Amount, if known :
$

10. a.	Name and Address of Lobbying Registrant	b.	Individuals Performing Services
	(if individual, last name, first name, MI):		(including address if different from No. 10a)
(last name, first name, MI):

11.	Information requested through this form is authorized
by title 31 U.S.C. section 1352. This disclosure of
lobbying activities is a material representation of fact
upon which reliance was placed by the tier above
when this transaction was made or entered into. This
disclosure is required pursuant to 31 U.S.C. 1352.
This information will be available for public
	inspection. Any person who fails to file the required	Signature:
	disclosure shall be subject to a civil penalty of not less	Print Name:
	than $10,000 and not more than $100,000 for each	Title:
	such failure.	Telephone No.:	Date:

Federal Use Only:			Authorized for Local Reproduction
Standard Form LLL (Rev. 7-97)

Disclosure of Lobbying Activities, SF-LLL
7/97	ATTACHMENT 8

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee or prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352.  The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action.  Complete all items that apply for both the initial filing and material change report.  Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1.               Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2.               Identify the status of the covered Federal action.

3.               Identify the appropriate classification of this report.  If this is a followup report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred.  Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4.               Enter the full name, address, city, State and zip code of the reporting entity.  Include Congressional District, if known.  Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient.  Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier.  Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5.               If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, State and zip code of the prime Federal recipient.  Include Congressional District, if known.

6.               Enter the name of the Federal agency making the award or loan commitment.  Include at least one organizational level below agency name, if known.  For example, Department of Transportation, United States Coast Guard.

7.               Enter the Federal program name or description for the covered Federal action (item 1).  If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8.               Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number; Invitation for Bid (IFB) number; grant announcement number; the contract, grant, or loan award number; the application/proposal control number assigned by the Federal agency).  Include prefixes, e.g., “RFP-DE-90-001.”

9.               For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10.         (a) Enter the full name, address, city, State and zip code of the lobbying registrant under the Lobbying Disclosure Act of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b)         Enter the full names of the individual(s) performing services, and include full address if different from 10 (a).  Enter Last Name, First Name, and Middle Initial (MI).

11.         The certifying official shall sign and date the form, print his/her name, title, and telephone number.

According to the Paperwork Reduction Act, as amended, no persons are required to respond to a collection of information unless it displays a valid OMB Control Number.  The valid OMB control number for this information collection is OMB No. 0348-0046.  Public reporting burden for this collection of information is estimated to average 10 minutes per response, including time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.  Send comments regarding the burden estimate or any other aspect of this collection of information, including suggestions for reducing this burden, to the Office of Management and Budget, Paperwork Reduction Project (0348-0046), Washington, DC 20503.